SEMIANNUAL REPORT December 31, 2002

                               Nuveen
                 Municipal Closed-End
                      Exchange-Traded
                                Funds

                                        NEW JERSEY
                                        NQJ
                                        NNJ
                                        NXJ
                                        NUJ

                                        PENNSYLVANIA
                                        NQP
                                        NPY
                                        NXM
                                        NVY


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Dear
  SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from regular federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

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For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 18, 2003

Nuveen New Jersey and Pennsylvania Municipal Closed-End Exchange-Traded Funds (NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY )

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding and Tom O'Shaughnessy discuss U.S. and state economic conditions, key investment strategies, and the recent performance of the New Jersey and Pennsylvania Funds. A 26-year veteran of Nuveen, Tom Spalding has managed NQJ, NNJ, and NXJ since 2001, adding NUJ at its inception in March 2002. Tom O'Shaughnessy, who joined Nuveen in 1983, has managed NQP since 1991, NPY since 1995, NXM since 2001, and NVY since its inception in March 2002.

(In January 2003, as part of a general realignment of portfolio management assignments, Paul Brennan assumed primary management responsibility for these New Jersey and Pennsylvania Funds. Paul has eleven years of investment management experience.)


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, economic and market conditions have not changed significantly since our last shareholder report dated June 30, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market continue to be the slow pace of economic growth and the relatively low level of interest rates. Continued geopolitical uncertainty and the ongoing threat of terrorism also had an economic and market impact during the reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures created conditions that encouraged many issuers to bring new securities to market. New municipal supply nationwide topped $357 billion in 2002, a 25% increase over 2001. This eclipsed the previous record issuance of $292 billion set in 1993. Demand for municipal bonds remained strong over most of the year, as many individual investors continued to seek tax-free income and increased diversification within their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/ casualty insurance companies, also were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

New Jersey's diverse economy, convenient location, high income and wealth levels, and highly skilled workforce provide a solid economic base for the long term. Like many other states, however, New Jersey is currently grappling with budgetary stress brought on by declining tax revenues. After using reserve funds to close the fiscal 2002 budget deficit, the state is addressing a projected $6 billion shortfall for fiscal 2003 by instituting a corporate alternative minimum tax, borrowing against tobacco settlement proceeds and reducing expenditures. Given the one-time nature of some of these and other proposed remedies, some believe that budgetary imbalances are likely to persist and that the fiscal 2004 budget process may begin with a deficit of about $4 billion.

On the economic front, New Jersey's recovery continued to be weak. While the state's employment picture benefited from its sizable pharmaceutical industry as well as an influx of financial services jobs from New York City, this was offset to some degree by continuing losses in the manufacturing sector. As of December 2002, New Jersey's unemployment stood at 5.5%, up from 4.8% a year earlier but still below the national average of 6.0%. In 2002, New Jersey issued $11 billion in new municipal debt, an increase of 13% over 2001 levels. New Jersey's declining tax revenues and increased spending pressures, especially for Medicaid and pensions, led both Moody's and Standard & Poor's to downgrade the state's general obligation debt to Aa2/AA from Aa1/AA+, respectively, during the course of 2002.

Although increasingly diverse, Pennsylvania's economy still has substantial exposure to old-line manufacturing industries. As a result, the commonwealth's economy mirrored the national slowdown during 2002. Most major industry groups cut jobs, with employment in the manufacturing sector down 5% from 2001. This was offset somewhat by new jobs in pharmaceuticals, software, tourism, and business services as well as modest growth in construction. As a whole, unemployment in Pennsylvania rose over the past year, standing at 6.0% in December 2002, compared with 5.1% a year earlier.

In fiscal 2002, the erosion of tax revenues and a decline in reserves required Pennsylvania to use a complete $1 billion drawdown of its rainy day fund in order to balance the budget. Fiscal 2003 budget estimates, which were based on a modest economic recovery, may now require a mid-year revision. However, Pennsylvania's debt levels are moderate relative to those of other large states, and state pension plans are fully funded. Although the commonwealth will probably not totally escape the budget problems currently prevalent across the nation, Pennsylvania has a history of conservative fiscal management, which is expected to help it make the necessary adjustments to balance operations. In 2002, Pennsylvania issued $14.7 billion in municipal bonds, up 13% over 2001. Over the past 12 months, both Moody's and S&P maintained the commonwealth's credit ratings at Aa2/AA, respectively.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED DECEMBER 31, 2002?

Individual results for the Funds, as well as relevant benchmarks, are presented in the accompanying table.

                                   TOTAL RETURN          LEHMAN        LIPPER
              MARKET YIELD               ON NAV   TOTAL RETURN1      AVERAGE2
-----------------------------------------------------------------------------
                                         1 YEAR          1 YEAR        1 YEAR
                       TAXABLE-           ENDED           ENDED         ENDED
         12/31/02   EQUIVALENT3        12/31/02        12/31/02      12/31/02
-----------------------------------------------------------------------------
NQJ          6.10%        9.31%          11.45%           9.60%        13.15%
-----------------------------------------------------------------------------
NNJ          5.92%        9.04%          12.49%           9.60%        13.15%
-----------------------------------------------------------------------------
NXJ          6.11%        9.33%          14.21%           9.60%        13.15%
-----------------------------------------------------------------------------
NUJ          6.23%        9.51%              NA               -             -
-----------------------------------------------------------------------------
NQP          6.18%        9.09%          14.69%           9.60%        13.80%
-----------------------------------------------------------------------------
NPY          6.36%        9.35%          12.36%           9.60%        13.80%
-----------------------------------------------------------------------------
NXM          6.09%        8.96%          16.19%           9.60%        13.80%
-----------------------------------------------------------------------------
NVY          6.30%        9.26%              NA              -              -
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended December 31, 2002, all of the New Jersey and Pennsylvania Funds in this report having at least one year of performance history significantly outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. Some of this performance difference can be traced to the built-in inequalities of comparing a national index with results obtained within a specific state. In addition, the Funds benefited from their leveraged structure, which can provide additional income for investors while adding additional volatility to the Fund's NAV and share price.

NXJ, NQP, and NXM also outperformed their Lipper peer group averages for the twelve-month period. NXJ and NXM are relatively new, while NQPs portfolio has been repositioned in recent years as a result of bond calls. As a result their leverage-adjusted durations4 were longer than many of their Fund peers. A longer duration generally will help a Fund perform well in a declining interest rate environment like the one we experienced in 2002. (Please see the individual Performance Overview pages for each Fund's duration.)

The modest underperformance of NQJ, NNJ and NPY when compared with their Lipper peer group average resulted from the cumulative effects of several factors, including relative durations and specific sector weightings. For example, NQJ and NNJ had leverage-adjusted durations as of December 31, 2002, of 8.15 and 7.20, respectively . While there are advantages in having relatively short durations (as will be discussed in a later section), the municipal market environment in 2002 generally favored longer duration funds. In addition to a somewhat shorter duration, NPY also held a relatively small amount of education bonds over the twelve-month period. Education bonds were one of the best performing sectors in Pennsylvania. As a result, NPY did not receive the total return benefit from its education holdings to the same extent as other funds with higher education bond concentrations.



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen New Jersey Funds are compared with the average annualized return of the 10 funds in the Lipper New Jersey Municipal Debt Funds category, while the total returns of the Nuveen Pennsylvania Funds are compared with the average annualized return of the 10 funds in the Lipper Pennsylvania Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: New Jersey 34.5% and Pennsylvania 32%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates relatively low, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the twelve-months ended December 31, 2002, we were able to implement four dividend increases in NNJ, three in NPY and NXM, and one in NXJ. NQJ and NQP continued to pay steady, attractive monthly dividends during this period, marking 50 and 31 consecutive months, respectively, of stable dividends for these two Funds. The two Funds introduced in March 2002 -- NUJ and NVY -- paid their first monthly dividends in May 2002.

Over the course of the twelve-month period, NNJ, NPY, and NXM saw their share prices finish 2002 higher than where they had begun the year. Share prices of the other five Funds fell slightly over the course of 2002, affected by the general weakening of bond prices during October and November 2002. Over the twelve months ended December 31, 2002, NQJ, NXJ, NQP, and NXM moved from trading at a premium to their common share net asset values to trading at a discount, while NNJ and NPY continued to trade at discounts. The two new Funds -- NUJ and NVY -- were also trading at discounts as of December 31, 2002 (Please see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED DECEMBER 31, 2002?

Over the twelve-month period, our strategic focus continued to be on diversifying holdings, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we concentrated on finding value in the long-intermediate part of the yield curve (approximately 15 to 20 years to maturity). In many cases, these bonds were offering yields similar to those of longer bonds, but in our opinion carried less inherent risk. The addition of these long-intermediate bonds should help to moderate the Funds' durations over time, making the portfolios less sensitive to interest rate changes while still allowing the Funds to provide competitive yields and returns. We think bonds in this maturity range offer excellent opportunities for price appreciation and should perform well relative to longer-maturity bonds if and when interest rates begin to rise. Over the past year, the addition of such bonds resulted in a shortening of duration in all of the Funds.

In addition to an emphasis on yield curve positioning and risk reduction, we also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. Many of our purchases were insured general-purpose municipal bonds, rather than from specific sectors like housing or healthcare. We also participated in New Jersey's sale of the tobacco settlement bonds, which modestly increased our weighting in these bonds to 2%-5% of each portfolio. This is in line with our 5% cap for this type of credit.

NNJ marked its 10-year anniversary in December 2002, and we have been actively working to mitigate the effects of increasing bond calls that can occur around this point in a Fund's lifecycle. We were successful in transitioning out of several callable issues into bonds with greater call production, reducing the amount of potential calls in 2003 to about 10% of the Fund, and to about 4% in 2004.

Although issuance in the Pennsylvania municipal market was up in both 2001 and 2002, we found relatively few trading opportunities for our Funds. This was because the Pennsylvania new issue supply has been somewhat atypical over the past two years, with a large amount of very high-quality issuance and relatively few lower-rated securities with larger coupons that would help us enhance the Funds' earning streams. Therefore, we continued to hold most of our higher-yielding securities in anticipation of improved buying prospects over the next few years.

The Pennsylvania opportunities we did pursue often were within the education sector. With an unusually large number of colleges and universities within Pennsylvania, much of the commonwealth's municipal issuance traditionally comes in this area. During 2002, this sector offered some of the few opportunities to purchase uninsured BBB paper. We also continued to invest in general obligation bonds, especially those issued by small local school districts, and in water and sewer bonds.

In the geopolitical and economic climate of the past year, we believed that maintaining strong credit quality was a key requirement. As of December 31, 2002, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 56% to 89%. Our weightings in higher quality and insured bonds generally benefited the performance of these Funds during the past year.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong, although probably below the record levels seen in 2002, as issuers take advantage of the low rate environment for both new issues and refinancings.

We think issuance in New Jersey may increase once current budget issues are resolved. In Pennsylvania, we expect to see a wider credit quality range among new offerings, especially as many of the higher-coupon bonds issued in the early 1990s start to be called. In addition, we believe that the healthcare sector of the Pennsylvania market is fully priced, and we may begin to reduce the Funds' holdings in this area.

We believe these Nuveen New Jersey and Pennsylvania Funds generally offer good levels of call protection. One exception is NPY, which marks its tenth anniversary in March 2003. This Fund is entering a period typically associated with increased call exposure, and NPY faces potential calls on 26% of its portfolio over the next two years. We plan to actively take advantage of what we anticipate will be opportunities in the Pennsylvania market to eliminate much of the near-term call exposure of this Fund.

In the months ahead, we expect to continue the process of shortening the durations of many of these Funds in an effort to better position them in the event of a rise in interest rates. More generally, we plan to remain focused on adding value for our shareholders and supporting the Funds' long-term dividend-payment capabilities. We remain convinced that the attractive tax-free income and portfolio diversification potential offered by these Funds will continue to benefit shareholders in the period ahead.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of December 31, 2002

NQJ


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               72%
AA                                 9%
A                                  8%
BBB                                6%
NR                                 2%
BB or Lower                        3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.04
--------------------------------------------------
Common Share Net Asset Value                $15.43
--------------------------------------------------
Market Yield                                 6.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.31%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $312,633
--------------------------------------------------
Average Effective Maturity (Years)           20.54
--------------------------------------------------
Leverage-Adjusted Duration                    8.15
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.83%        11.45%
--------------------------------------------------
5-Year                         4.19%         6.05%
--------------------------------------------------
10-Year                        5.92%         6.96%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 26%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0765
2/02                       0.0765
3/02                       0.0765
4/02                       0.0765
5/02                       0.0765
6/02                       0.0765
7/02                       0.0765
8/02                       0.0765
9/02                       0.0765
10/02                      0.0765
11/02                      0.0765
12/02                      0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     15.45
                           15.5
                           15.8
                           15.6
                           15.8
                           15.81
                           15.73
                           15.75
                           15.93
                           15.5
                           15.27
                           14.7
                           14.65
                           14.79
                           14.77
                           14.6
                           14.88
                           15.29
                           15.25
                           15.01
                           15.25
                           15.33
                           15.5
                           15.35
                           15.36
                           15.22
                           15.35
                           15.55
                           15.55
                           15.57
                           15.68
                           15.75
                           15.44
                           15.55
                           15.47
                           15.79
                           15.6
                           15.55
                           15.88
                           15.64
                           15.5
                           14.84
                           14.6
                           15.03
                           15
                           15.19
                           14.94
                           15.08
                           15.13
                           14.79
                           14.73
12/31/02                   14.86


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0664 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of December 31, 2002

NNJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               74%
AA                                 8%
A                                 13%
BBB                                1%
NR                                 3%
BB or Lower                        1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.31
--------------------------------------------------
Common Share Net Asset Value                $16.11
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.04%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $193,521
--------------------------------------------------
Average Effective Maturity (Years)           15.21
--------------------------------------------------
Leverage-Adjusted Duration                    7.12
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.23%        12.49%
--------------------------------------------------
5-Year                         5.85%         6.80%
--------------------------------------------------
10-Year                        6.03%         7.22%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 25%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0705
2/02                       0.0705
3/02                       0.072
4/02                       0.072
5/02                       0.072
6/02                       0.073
7/02                       0.073
8/02                       0.073
9/02                       0.0745
10/02                      0.0745
11/02                      0.0745
12/02                      0.0755


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     14.94
                           15.2
                           15.25
                           15.15
                           15.23
                           15.37
                           15.15
                           15.17
                           15.34
                           15.19
                           14.95
                           14.5
                           14.32
                           14.59
                           14.65
                           14.5
                           14.61
                           14.97
                           15.19
                           14.7
                           14.91
                           15.25
                           15.23
                           15.31
                           15.3
                           15.5
                           15.58
                           15.45
                           15.52
                           15.3
                           15.35
                           15.42
                           15.5
                           15.37
                           15.45
                           15.55
                           15.58
                           15.6
                           16
                           15.86
                           15.58
                           15.21
                           15.07
                           15.14
                           15.09
                           15.01
                           15.01
                           15.02
                           14.83
                           14.82
                           14.85
12/31/02                   15.18


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0099 per share.

Nuveen New Jersey Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of December 31, 2002

NXJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               69%
AA                                 3%
A                                 17%
BBB                                5%
BB or Lower                        6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.15
--------------------------------------------------
Common Share Net Asset Value                $14.89
--------------------------------------------------
Market Yield                                 6.11%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.73%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.33%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $97,471
--------------------------------------------------
Average Effective Maturity (Years)           24.20
--------------------------------------------------
Leverage-Adjusted Duration                   10.66
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.81%        14.21%
--------------------------------------------------
Since Inception                2.24%         8.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     21%
--------------------------------------------------
Water and Sewer                                18%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/02                       0.071
2/02                       0.071
3/02                       0.071
4/02                       0.071
5/02                       0.071
6/02                       0.071
7/02                       0.071
8/02                       0.071
9/02                       0.071
10/02                      0.071
11/02                      0.071
12/02                      0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     14.52
                           14.75
                           14.71
                           14.75
                           14.77
                           14.65
                           14.5
                           14.78
                           14.68
                           14.38
                           13.99
                           13.36
                           13.64
                           13.7
                           14
                           13.99
                           13.87
                           14.24
                           14.12
                           14.16
                           14.2
                           14.31
                           14.72
                           14.7
                           14.5
                           14.12
                           14.49
                           14.3
                           14.55
                           14.26
                           14.5
                           14.62
                           14.4
                           14.55
                           14.59
                           14.71
                           14.66
                           14.75
                           14.82
                           14.63
                           14.5
                           13.91
                           13.6
                           13.94
                           13.67
                           13.86
                           13.29
                           13.38
                           13.6
                           13.69
                           13.8
12/31/02                   14.16


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of December 31, 2002


NUJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               54%
AA                                 2%
A                                 19%
BBB                               18%
NR                                 1%
BB or Lower                        6%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.74
--------------------------------------------------
Common Share Net Asset Value                $15.00
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.51%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $67,632
--------------------------------------------------
Average Effective Maturity (Years)           22.75
--------------------------------------------------
Leverage-Adjusted Duration                   11.40
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                2.60%         9.34%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 27%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar Chart:
2002 Monthly Tax-Free Dividends Per Share2
5/02                       0.0765
6/02                       0.0765
7/02                       0.0765
8/02                       0.0765
9/02                       0.0765
10/02                      0.0765
11/02                      0.0765
12/02                      0.0765


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     15.35
                           15.09
                           15
                           15.02
                           15.1
                           15.06
                           15.12
                           15.02
                           15.1
                           15.2
                           15.28
                           15.5
                           15.35
                           15.04
                           15.55
                           15.2
                           15.13
                           15.22
                           15.85
                           15.37
                           15.16
                           15.32
                           15.16
                           15.48
                           15.52
                           15.47
                           15.54
                           15.57
                           15.37
                           14.84
                           14.4
                           14.28
                           14.2
                           14.26
                           13.92
                           14.03
                           14.01
                           14.42
                           14.35
12/31/02                   14.65


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0319 per share.

Nuveen Pennsylvania Investment Quality Municipal Fund

Performance
   OVERVIEW As of December 31, 2002


NQP

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               70%
AA                                19%
A                                  8%
BBB                                3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.75
--------------------------------------------------
Common Share Net Asset Value                $15.46
--------------------------------------------------
Market Yield                                 6.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.83%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.09%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $251,602
--------------------------------------------------
Average Effective Maturity (Years)           22.11
--------------------------------------------------
Leverage-Adjusted Duration                   11.25
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.20%        14.69%
--------------------------------------------------
5-Year                         3.25%         5.80%
--------------------------------------------------
10-Year                        5.82%         6.87%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/02                       0.076
2/02                       0.076
3/02                       0.076
4/02                       0.076
5/02                       0.076
6/02                       0.076
7/02                       0.076
8/02                       0.076
9/02                       0.076
10/02                      0.076
11/02                      0.076
12/02                      0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     14.95
                           15.19
                           15.35
                           15.58
                           15.52
                           15.78
                           15.53
                           15.55
                           15.71
                           15.56
                           15.12
                           14.28
                           14.16
                           14.2
                           14.33
                           14.46
                           14.56
                           14.77
                           14.75
                           14.73
                           14.8
                           14.82
                           14.8
                           15
                           14.95
                           15.18
                           15.4
                           15.3
                           15.15
                           15.15
                           15.24
                           15.32
                           15.1
                           15.12
                           15.15
                           15.47
                           15.4
                           15.48
                           15.65
                           15.6
                           15.22
                           14.76
                           14.25
                           14.3
                           14.75
                           14.6
                           14.44
                           14.56
                           14.89
                           14.4
                           14.28
12/31/02                   14.5



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance
   OVERVIEW As of December 31, 2002


NPY


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               72%
AA                                 9%
A                                  8%
BBB                                8%
NR                                 2%
BB or Lower                        1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.43
--------------------------------------------------
Common Share Net Asset Value                $15.33
--------------------------------------------------
Market Yield                                 6.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.35%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $241,480
--------------------------------------------------
Average Effective Maturity (Years)           18.23
--------------------------------------------------
Leverage-Adjusted Duration                    8.62
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.10%        12.36%
--------------------------------------------------
5-Year                         6.43%         6.54%
--------------------------------------------------
Since Inception                5.67%         6.70%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0725
2/02                       0.0725
3/02                       0.074
4/02                       0.074
5/02                       0.074
6/02                       0.0755
7/02                       0.0755
8/02                       0.0755
9/02                       0.0755
10/02                      0.0755
11/02                      0.0755
12/02                      0.0765



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     14.13
                           14.35
                           14.62
                           14.67
                           14.61
                           14.73
                           14.49
                           14.56
                           14.47
                           14.3
                           14.26
                           13.91
                           13.92
                           13.92
                           13.96
                           13.99
                           14.29
                           14.3
                           14.34
                           14.25
                           14.38
                           14.74
                           14.81
                           14.75
                           14.64
                           14.79
                           14.95
                           15.17
                           14.84
                           15.06
                           15.05
                           15.1
                           14.92
                           14.8
                           14.79
                           14.89
                           14.95
                           15.14
                           15.13
                           15.08
                           14.74
                           14.33
                           13.93
                           14.02
                           14.27
                           14.18
                           14.23
                           14.04
                           14.27
                           14.09
                           14.15
12/31/02                   14.22


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0053 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of December 31, 2002


NXM


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               54%
AA                                17%
A                                 13%
BBB                               11%
NR                                 5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.07
--------------------------------------------------
Common Share Net Asset Value                $15.67
--------------------------------------------------
Market Yield                                 6.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.96%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $51,654
--------------------------------------------------
Average Effective Maturity (Years)           21.60
--------------------------------------------------
Leverage-Adjusted Duration                   11.52
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.42%        16.19%
--------------------------------------------------
Since Inception                6.48%        11.64%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Long-Term Care                                  8%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0725
2/02                       0.0725
3/02                       0.0735
4/02                       0.0735
5/02                       0.0735
6/02                       0.0735
7/02                       0.0735
8/02                       0.0735
9/02                       0.0745
10/02                      0.0745
11/02                      0.0745
12/02                      0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     14.9
                           14.77
                           14.9
                           14.97
                           14.98
                           15.06
                           15
                           14.85
                           15.08
                           14.75
                           14.64
                           14.15
                           14.45
                           13.98
                           13.83
                           13.95
                           14.08
                           14.45
                           14.4
                           14.5
                           14.78
                           15
                           14.82
                           14.95
                           14.89
                           14.89
                           15.19
                           15.2
                           14.92
                           14.92
                           15.5
                           15.28
                           15.25
                           15.1
                           15.09
                           15.3
                           15.25
                           15.3
                           15.65
                           15.7
                           15.4
                           14.83
                           14.68
                           14.3
                           14.49
                           14.59
                           14.27
                           14.6
                           14.59
                           14.31
                           14.32
12/31/02                   14.42


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0995 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of December 31, 2002


NVY


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed               58%
AA                                27%
A                                  3%
BBB                               11%
NR                                 1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.58
--------------------------------------------------
Common Share Net Asset Value                $15.39
--------------------------------------------------
Market Yield                                 6.30%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.26%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $57,314
--------------------------------------------------
Average Effective Maturity (Years)           19.29
--------------------------------------------------
Leverage-Adjusted Duration                   11.02
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                1.45%        12.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         29%
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Healthcare                                      6%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0765
6/02                       0.0765
7/02                       0.0765
8/02                       0.0765
9/02                       0.0765
10/02                      0.0765
11/02                      0.0765
12/02                      0.0765


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     15.1
                           15.02
                           15.1
                           15
                           15.01
                           15.09
                           15.25
                           15
                           15.22
                           15.24
                           15.38
                           15.15
                           15.05
                           14.74
                           15.21
                           15.1
                           15
                           15.05
                           15.25
                           15.65
                           15.35
                           15.09
                           15.2
                           15.4
                           15.32
                           15.65
                           15.66
                           15.95
                           15.59
                           15.38
                           15.01
                           14.99
                           14.8
                           14.42
                           14.4
                           14.2
                           14.53
                           14.3
                           14.06
12/31/02                   14.53


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0295 per share.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on December 18, 2002.
                                                                                                            NQJ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                                                                    Preferred  Preferred   Preferred
                                                                                           Common      Shares     Shares      Shares
                                                                                           Shares    Series-M  Series-TH    Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                                 18,411,783       3,160      1,951       1,216
   Withhold                                                                               183,927          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               18,595,710       3,160      1,954       1,232
====================================================================================================================================

Lawrence H. Brown
   For                                                                                 18,408,632       3,160      1,951       1,216
   Withhold                                                                               187,078          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               18,595,710       3,160      1,954       1,232
====================================================================================================================================

Anne E. Impellizzeri
   For                                                                                 18,404,229       3,160      1,951       1,216
   Withhold                                                                               191,481          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               18,595,710       3,160      1,954       1,232
====================================================================================================================================

Peter R. Sawers
   For                                                                                 18,415,723       3,160      1,951       1,208
   Withhold                                                                               179,987          --          3          24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               18,595,710       3,160      1,954       1,232
====================================================================================================================================

Judith M. Stockdale
   For                                                                                 18,397,339       3,160      1,951       1,216
   Withhold                                                                               198,371          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               18,595,710       3,160      1,954       1,232
====================================================================================================================================

William J. Schneider
   For                                                                                         --       3,160      1,951       1,216
   Withhold                                                                                    --          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --       3,160      1,954       1,232
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                         --       3,160      1,951       1,216
   Withhold                                                                                    --          --          3          16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --       3,160      1,954       1,232
====================================================================================================================================

                                       14

                                                                                NNJ                                    NXJ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                                       Preferred  Preferred   Preferred                    Preferred
                                                              Common      Shares     Shares      Shares           Common      Shares
                                                              Shares    Series-T   Series-W   Series-TH           Shares    Series-T
====================================================================================================================================
Robert P. Bremner
   For                                                    11,150,750         592      1,367       1,518        6,474,015       1,877
   Withhold                                                  106,626           4         28          --           55,290          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  11,257,376         596      1,395       1,518        6,529,305       1,877
====================================================================================================================================

Lawrence H. Brown
   For                                                    11,150,091         592      1,367       1,518        6,473,349       1,877
   Withhold                                                  107,285           4         28          --           55,956          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  11,257,376         596      1,395       1,518        6,529,305       1,877
====================================================================================================================================

Anne E. Impellizzeri
   For                                                    11,149,565         592      1,367       1,518        6,468,630       1,877
   Withhold                                                  107,811           4         28          --           60,675          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  11,257,376         596      1,395       1,518        6,529,305       1,877
====================================================================================================================================

Peter R. Sawers
   For                                                    11,147,192         588      1,367       1,512        6,473,349       1,877
   Withhold                                                  110,184           8         28           6           55,956          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  11,257,376         596      1,395       1,518        6,529,305       1,877
====================================================================================================================================

Judith M. Stockdale
   For                                                    11,152,082         592      1,367       1,518        6,467,030       1,877
   Withhold                                                  105,294           4         28          --           62,275          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  11,257,376         596      1,395       1,518        6,529,305       1,877
====================================================================================================================================

William J. Schneider
   For                                                            --         592      1,367       1,518               --       1,877
   Withhold                                                       --           4         28          --               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --         596      1,395       1,518               --       1,877
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                            --         592      1,367       1,518               --       1,877
   Withhold                                                       --           4         28          --               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --         596      1,395       1,518               --       1,877
====================================================================================================================================

                                       15


Shareholder
       MEETING REPORT (continued)

                                                                                                            NQP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                                                                    Preferred  Preferred   Preferred
                                                                                           Common      Shares     Shares      Shares
                                                                                           Shares    Series-T   Series-W   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                 14,484,028         836      2,291       1,976
   Withhold                                                                               166,546           6         13           4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               14,650,574         842      2,304       1,980
====================================================================================================================================

Lawrence H. Brown
   For                                                                                 14,485,433         836      2,292       1,976
   Withhold                                                                               165,141           6         12           4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               14,650,574         842      2,304       1,980
====================================================================================================================================

Anne E. Impellizzeri
   For                                                                                 14,448,945         836      2,292       1,974
   Withhold                                                                               201,629           6         12           6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               14,650,574         842      2,304       1,980
====================================================================================================================================

Peter R. Sawers
   For                                                                                 14,460,714         836      2,292       1,974
   Withhold                                                                               189,860           6         12           6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               14,650,574         842      2,304       1,980
====================================================================================================================================

Judith M. Stockdale
   For                                                                                 14,470,892         836      2,291       1,976
   Withhold                                                                               179,682           6         13           4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               14,650,574         842      2,304       1,980
====================================================================================================================================

William J. Schneider
   For                                                                                         --         836      2,291       1,976
   Withhold                                                                                    --           6         13           4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --         842      2,304       1,980
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                         --         836      2,292       1,976
   Withhold                                                                                    --           6         12           4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --         842      2,304       1,980
====================================================================================================================================


                                       16

                                                                               NPY                                    NXM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                                       Preferred  Preferred   Preferred                    Preferred
                                                              Common      Shares     Shares      Shares           Common      Shares
                                                              Shares    Series-M  Series-TH    Series-F           Shares    Series-T
====================================================================================================================================
Robert P. Bremner
   For                                                    14,443,685         807      2,009       1,701        3,235,893         992
   Withhold                                                  108,297           2         13          24           43,774           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  14,551,982         809      2,022       1,725        3,279,667         993
====================================================================================================================================

Lawrence H. Brown
   For                                                    14,435,648         800      2,009       1,698        3,234,467         992
   Withhold                                                  116,334           9         13          27           45,200           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  14,551,982         809      2,022       1,725        3,279,667         993
====================================================================================================================================

Anne E. Impellizzeri
   For                                                    14,431,251         800      2,009       1,698        3,227,467         992
   Withhold                                                  120,731           9         13          27           52,200           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  14,551,982         809      2,022       1,725        3,279,667         993
====================================================================================================================================

Peter R. Sawers
   For                                                    14,437,018         800      2,009       1,698        3,227,467         992
   Withhold                                                  114,964           9         13          27           52,200           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  14,551,982         809      2,022       1,725        3,279,667         993
====================================================================================================================================

Judith M. Stockdale
   For                                                    14,436,441         807      2,009       1,701        3,235,893         992
   Withhold                                                  115,541           2         13          24           43,774           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  14,551,982         809      2,022       1,725        3,279,667         993
====================================================================================================================================

William J. Schneider
   For                                                            --         807      2,009       1,701               --         992
   Withhold                                                       --           2         13          24               --           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --         809      2,022       1,725               --         993
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                            --         807      2,009       1,702               --         992
   Withhold                                                       --           2         13          23               --           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --         809      2,022       1,725               --         993
====================================================================================================================================

                                       17


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 2.0%

$       6,250   Pollution Control Financing Authority of Salem County, New Jersey,    5/03 at 101.00         AA-        $ 6,324,250
                 Waste Disposal Revenue Bonds (E.I. du Pont de Nemours and
                 Company - Chambers Works Project), 1991 Series A,
                 6.500%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.8%

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        8,000    5.750%, 6/01/32                                                      6/12 at 100.00          A1          7,719,440
        1,000    6.000%, 6/01/37                                                      6/12 at 100.00          A1            975,090


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.8%

        2,500   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          2,480,325
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        4,390   Higher Education Student Assistance Authority of the State            6/10 at 101.00         AAA          4,811,703
                 of New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.125%, 6/01/17 (Alternative Minimum Tax)

        2,865   New Jersey Economic Development Authority, School Revenue             2/08 at 101.00         N/R          2,878,752
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Saint Peters College Issue, 1998 Series B:
        1,000    5.375%, 7/01/18                                                      7/08 at 102.00         BBB          1,040,650
        1,750    5.500%, 7/01/27                                                      7/08 at 102.00         BBB          1,789,673

        1,250   New Jersey Educational Facilities Authority, Seton Hall University    7/08 at 101.00         AAA          1,285,238
                 Project Revenue Refunding Bonds, 1998 Series Project F,
                 5.000%, 7/01/21

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,019,070
                 Ramapo College of New Jersey, Series 2001D, 5.000%, 7/01/31

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2001G:
        1,000    5.250%, 7/01/20                                                      7/11 at 100.00         AAA          1,065,210
        1,945    5.250%, 7/01/21                                                      7/11 at 100.00         AAA          2,060,475

          750   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00          AA            794,498
                 Rider University, Refunding Series 2002A, 5.000%, 7/01/17

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          2,040,940
                 New Jersey City University, Series 2002A, 5.000%, 7/01/32

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A          2,010,420
                 Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32

        5,505   New Jersey Higher Educational Assistance Authority, Student           6/07 at 102.00         AAA          5,899,598
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 Series 1997A, 5.800%, 6/01/16 (Alternative Minimum Tax)

        4,235   Puerto Rico Industrial, Educational, Medical, and Environmental       9/11 at 100.00         BBB          4,345,872
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds, Series 2001, University of the Sacred Heart Project,
                 5.250%, 9/01/21

                University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                Series 2002A:
        2,000    5.000%, 12/01/24                                                    12/12 at 100.00         AAA          2,057,440
        4,000    5.500%, 12/01/27                                                    12/12 at 100.00         AAA          4,310,680


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.8%

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/07 at 102.00        BBB-          1,445,100
                 Bonds, Saint Elizabeth Hospital Obligated Group, Series
                 1997 Refunding, 6.000%, 7/01/27

        2,070   New Jersey Health Care Facilities Financing Authority,                1/03 at 101.00         AAA          2,148,246
                 Revenue Bonds, Robert Wood Johnson University Hospital,
                 Series B, 6.625%, 7/01/16

                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       4,350   New Jersey Health Care Facilities Financing Authority, Revenue        1/03 at 101.00         AAA        $ 4,411,727
                 Bonds, Mercer Medical Center Issue, Series 1991,
                 6.500%, 7/01/10

        2,535   New Jersey Health Care Facilities Financing Authority, Revenue        7/03 at 102.00        Baa2          2,580,072
                 Bonds, Deborah Heart and Lung Center Issue, Series of 1993,
                 6.200%, 7/01/13

        6,150   New Jersey Health Care Facilities Financing Authority, Revenue        8/11 at 100.00         AAA          6,219,495
                 Bonds, Jersey City Medical Center Issue, FHA-Insured
                 Mortgage, Series 2001, 5.000%, 8/01/41

        3,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A3          3,080,910
                 Bonds, Kennedy Health System, Series 2001, 5.500%, 7/01/21

        3,135   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          3,206,447
                 Bonds, Bayshore Community Hospital, Series 2002 Refunding,
                 5.125%, 7/01/32

        7,400   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          7,578,488
                 Bonds, South Jersey Hospital, Series 2002, 5.875%, 7/01/21

        2,155   New Jersey Health Care Facilities Financing Authority, Kennedy          No Opt. Call         AAA          2,368,022
                 Health System Obligated Group, Revenue Bonds, Series 1998B,
                 5.750%, 7/01/05

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,850    5.750%, 7/01/25                                                      7/10 at 100.00          A+          4,106,795
        2,000    5.750%, 7/01/31                                                      7/10 at 100.00          A+          2,125,600

        4,320   New Jersey Health Care Facilities Financing Authority, Revenue        7/08 at 101.00         Aaa          4,400,352
                 and Refunding Bonds, Saint Barnabas Medical Center/West
                 Hudson Hospital Obligated Group, Series 1998A,
                 5.000%, 7/01/23

        5,040   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00         AAA          5,254,553
                 Bonds, Society of the Valley Obligated Group Issue, Series 2000,
                 5.375%, 7/01/31

        2,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00        Baa1          2,167,800
                 Bonds, Series 2000A, Saint Peter's University Hospital Issue,
                 6.875%, 7/01/20

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA          3,610,460
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.250%, 7/01/29

        3,965   Newark Healthcare Facility, New Jersey, Revenue Bonds,                6/12 at 102.00         Aaa          4,111,824
                 GNMA Collateralized - New Community Urban Renewal
                 Corporation, Series 2001A, 5.200%, 6/01/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.5%

        3,790   Hudson County Improvement Authority, New Jersey, Multifamily          6/04 at 100.00         AA-          3,880,316
                 Housing Revenue Bonds, Series 1992 A (Conduit Financing-
                 Observer Park Project), 6.900%, 6/01/22 (Alternative
                 Minimum Tax)

        1,175   Housing Finance Corporation of the City of Long Branch,               4/03 at 100.00         N/R          1,180,640
                 New Jersey, Section 8 Assisted Housing Revenue Bonds,
                 Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

       12,000   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/03 at 101.00         AAA         12,255,000
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/05 at 102.00         AAA          4,734,360
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/06 at 102.00         AAA          4,745,295
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

        2,743   Housing Authority of the City of Newark, New Jersey, Housing         10/09 at 102.00         Aaa          2,934,445
                 Revenue Bonds (GNMA Collateralized - Fairview Apartments
                 Project), 2000 Series A, 6.400%, 10/20/34 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.3%

        1,205   New Jersey Housing and Mortgage Finance Agency,                       4/03 at 100.00         AAA          1,206,133
                 Home Buyer Revenue Bonds, 1990 Series F-2, 6.300%, 4/01/25
                 (Alternative Minimum Tax)

        2,180   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/05 at 101.50         AAA          2,279,539
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        4,160   New Jersey Housing and Mortgage Finance Agency, Home Buyer            4/07 at 101.50         AAA          4,368,416
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

       10,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/07 at 101.50         AAA         10,454,200
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

                                       19


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$      10,285   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/10 at 100.00         AAA        $10,819,306
                 Revenue Bonds, 2000 Series CC, 5.875%, 10/01/31 (Alternative
                 Minimum Tax)

        3,000   Puerto Rico Housing Finance Corporation, Home Mortgage Revenue        6/11 at 100.00         AAA          3,084,060
                 Bonds, Mortgage-Backed Securities, 2001 Series A,
                 5.200%, 12/01/33

        3,000   Puerto Rico Housing Finance Corporation, Home Mortgage Revenue        6/11 at 100.00         AAA          3,072,690
                 Bonds, Mortgage-Backed Securities, 2001 Series B,
                 5.300%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 1.6%

        5,000   New Jersey Economic Development Authority, Economic                     No Opt. Call        Baa3          4,982,450
                 Development Revenue Bonds, Kakpkowski Road Landfill Project
                 Refunding, Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.8%

                New Jersey Health Care Facilities Financing Authority, Health
                Care Facilities Revenue Bonds, House of the Good Shepherd
                Obligated Group Issue, Series 2001:
        1,000    5.100%, 7/01/21                                                      7/11 at 100.00          AA          1,037,770
        1,500    5.200%, 7/01/31                                                      7/11 at 100.00          AA          1,544,115

        2,980   New Jersey Economic Development Authority, GNMA                      12/11 at 103.00         Aaa          3,087,518
                 Collateralized Mortgage Revenue Bonds, Series 2001A, Victoria
                 Health Corporation Project, 5.200%, 12/20/36


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.9%

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
        1,700    5.000%, 1/15/21                                                      1/11 at 100.00         AAA          1,763,155
        1,625    5.000%, 1/15/22                                                      1/11 at 100.00         AAA          1,677,601

        1,110   East Brunswick Township, Middlesex County, New Jersey,                4/03 at 101.00         Aa2          1,131,079
                 General Obligation Bonds, Series 1993 Refunding,
                 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Series A-1:
        3,000    6.000%, 11/15/07                                                       No Opt. Call         Aaa          3,494,910
        1,000    5.000%, 11/15/11                                                    11/07 at 101.00         Aaa          1,109,460

        2,320   City of Hoboken, New Jersey, Fiscal Year Adjustment General             No Opt. Call         AAA          2,870,814
                 Obligation Bonds, Series 1991, 8.900%, 8/01/06

        3,675   Jersey City, Hudson County, New Jersey, Fiscal Year Adjustment          No Opt. Call         AAA          4,438,555
                 Bonds, Series B 1991, 8.400%, 5/15/06

                Board of Education of the Township of Middleton in the County of
                Monmouth, New Jersey, Refunding School Bonds:
        3,500    5.000%, 8/01/22                                                      8/10 at 100.00         AAA          3,612,385
        1,500    5.000%, 8/01/27                                                      8/10 at 100.00         AAA          1,533,750

        2,000   Morristown, New Jersey, General Obligation Bonds, Series 1995         8/05 at 102.00         AAA          2,262,720
                 Refunding, 6.500%, 8/01/19

                State of New Jersey, General Obligation Bonds, Series D:
        4,000    5.750%, 2/15/06                                                        No Opt. Call          AA          4,474,280
        5,000    6.000%, 2/15/11                                                        No Opt. Call          AA          5,891,950

        2,000   Commonwealth of Puerto Rico, Public Improvement Refunding             7/11 at 100.00         AAA          2,068,640
                 Series of 2001, General Obligation Bonds, 5.125%, 7/01/30

                Sayreville School District, Middlesex County, New Jersey, General
                Obligation Bonds, Series 2002:
        1,470    5.000%, 3/01/24                                                      3/12 at 100.00         AAA          1,517,378
        1,545    5.000%, 3/01/25                                                      3/12 at 100.00         AAA          1,591,288

          900   Township of West Deptford, County of Gloucester, New Jersey,          3/06 at 102.00         AAA            982,674
                 General Obligation Bonds, Series of 1996, 5.250%, 3/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.3%

        3,320   Atlantic County Improvement Authority, New Jersey, Egg Harbor        11/10 at 100.00         Aaa          3,497,056
                 Township Guaranteed Revenue Bonds, Series 2000, Egg Harbor
                 Township Golf Corporation Project, 5.400%, 11/01/30

       10,000   Essex County Improvement Authority, New Jersey, County of            10/10 at 100.00         Aaa         11,352,900
                 Essex General Obligation Guaranteed Lease Revenue Bonds,
                 Series 2000 (County Correctional Facility Project),
                 6.000%, 10/01/25

                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,535   Board of Education of the Township of Mansfield in the County         3/06 at 102.00         AAA        $ 2,852,154
                 of Warren, New Jersey, Certificates of Participation,
                 5.900%, 3/01/15

        1,500   County of Middlesex, New Jersey, Certificates of Participation,       8/11 at 100.00         AAA          1,534,080
                 Series 2001, 5.000%, 8/01/31

                New Jersey Economic Development Authority, Lease Revenue Bonds,
                Series 1998 (Bergen County Administration Complex):
          500    4.050%, 11/15/03                                                       No Opt. Call         Aaa            512,655
        4,000    4.750%, 11/15/26                                                    11/08 at 101.00         Aaa          4,006,320

        5,670   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          5,887,558
                 System Bonds, 2001 Series B, 5.000%, 12/15/21

        1,895   Township of North Bergen Municipal Utilities Authority,                 No Opt. Call         AAA          2,460,373
                 Hudson County, New Jersey, Sewer Revenue Refunding Bonds,
                 Series 1993, 7.875%, 12/15/09

        1,000   Ocean County Utilities Authority, New Jersey, Wastewater Revenue      1/07 at 102.00         Aa1          1,109,050
                 Bonds, Refunding Series 1997, 5.125%, 1/01/10

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater Revenue      1/11 at 101.00         Aa1          1,319,988
                 Bonds, Refunding Series 2000, 5.000%, 1/01/18

        4,000   Passaic Valley Sewerage Commissioners, New Jersey, Sewer              6/03 at 102.00         AAA          4,092,840
                 System Bonds, Series D, 5.800%, 12/01/18

          660   South Toms River Sewerage Authority, Ocean County, New Jersey,        5/03 at 102.00         N/R            675,028
                 Sewer Refunding Revenue Bonds, Series 1992 (Bank-Qualified),
                 7.400%, 11/01/05

        2,000   Board of Education of the Township of West Orange in the County      10/09 at 101.00         Aaa          2,222,780
                 of Essex, New Jersey, Certificates of Participation,
                 6.000%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 37.7%

        3,275   Delaware River and Bay Authority of the States of Delaware            1/10 at 101.00         AAA          3,614,028
                 and New Jersey, Revenue Bonds, Series 2000A, 5.750%, 1/01/29

        2,960   Delaware River Port Authority, States of Pennsylvania and             1/12 at 100.00         AAA          3,073,102
                 New Jersey, Port District Project Revenue Refunding Bonds,
                 Series 2001A, 5.200%, 1/01/27

        7,000   Delaware River Port Authority, New Jersey and Pennsylvania,           1/06 at 102.00         AAA          7,308,700
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA          3,847,235
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22

        3,000   New Jersey Economic Development Authority, Economic                   5/03 at 101.00         BB-          1,292,310
                 Development Bonds, American Airlines, Inc. Project,
                 7.100%, 11/01/31 (Alternative Minimum Tax)

        3,000   New Jersey Highway Authority (Garden State Parkway),                  1/10 at 101.00         AA-          3,227,400
                 Senior Parkway Revenue and Refunding Bonds, 1999 Series,
                 5.625%, 1/01/30

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991C:
        9,000    6.500%, 1/01/08                                                        No Opt. Call         AAA         10,656,630
          740    6.500%, 1/01/16                                                        No Opt. Call         AAA            914,551
        2,770    6.500%, 1/01/16                                                        No Opt. Call          A-          3,364,026

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 2000A:
        9,275    5.500%, 1/01/25                                                      1/10 at 100.00         AAA          9,909,874
       10,000    5.500%, 1/01/27                                                      1/10 at 100.00          A-         10,604,000
        2,000    5.500%, 1/01/30                                                      1/10 at 100.00         AAA          2,130,700

        5,000   Port Authority of New York and New Jersey, Consolidated Bonds,        6/05 at 101.00         AAA          5,378,950
                 One Hundredth Series, 5.750%, 6/15/30

                                       21


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       3,150   Port Authority of New York and New Jersey, Consolidated Bonds,        7/04 at 101.00         AA-        $ 3,308,697
                 Ninety-Fifth Series, 6.125%, 7/15/29 (Alternative Minimum Tax)

        4,300   Port Authority of New York and New Jersey, Special Project Bonds,     6/03 at 101.00          BB          4,212,882
                 Series 1R Delta Air Lines, Inc. Project, LaGuardia Airport
                 Passenger Terminal, 6.950%, 6/01/08

        3,930   Port Authority of New York and New Jersey, Consolidated Bonds,        7/08 at 101.00         AA-          3,950,633
                 One Hundred Twenty Second Series, 5.125%, 1/15/36
                 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                One Hundred Twenty Fifth Series:
        2,280    5.000%, 10/15/26                                                     4/12 at 101.00         AAA          2,338,231
        5,000    5.000%, 4/15/32                                                      4/12 at 101.00         AAA          5,108,750

        6,850   Port Authority of New York and New Jersey, Consolidated Bonds,       10/07 at 101.00         AAA          7,120,232
                 One Hundred Twenty First Series, 5.375%, 10/15/35

                Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
        3,500    7.000%, 12/01/12 (Alternative Minimum Tax)                             No Opt. Call         AAA          4,316,235
        6,605    5.750%, 12/01/22 (Alternative Minimum Tax)                          12/07 at 102.00         AAA          7,107,641
       12,130    5.750%, 12/01/25 (Alternative Minimum Tax)                          12/07 at 100.00         AAA         12,972,914

        2,000   South Jersey Port Corporation, New Jersey, Marine Terminal            1/13 at 100.00           A          2,007,000
                 Revenue Bonds, Series 2002K Refunding, 5.100%, 1/01/33


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.4%

        6,220   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA          6,977,098
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

          500   Mercer County Improvement Authority, New Jersey, Library             12/03 at 102.00      Aa2***            531,915
                 System Revenue Bonds, Series 1994A, 6.000%, 12/01/14
                 (Pre-refunded to 12/01/03)

          760   County of Middlesex, New Jersey, Certificates of Participation,       2/04 at 101.00         AAA            809,263
                 Series 1994, 6.125%, 2/15/19 (Pre-refunded to 2/15/04)

        1,000   Monmouth County Improvement Authority, New Jersey, Revenue            7/07 at 101.00         AAA          1,160,770
                 Bonds, Series 1997, Howell Township Board of Education Project,
                 5.800%, 7/15/17 (Pre-refunded to 7/15/07)

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding             7/05 at 101.50         AAA          5,604,300
                 Bonds of 1995, 5.750%, 7/01/24 (Pre-refunded to 7/01/05)

        7,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          8,112,900
                 Bonds, 2000 Series A, 5.500%, 10/01/34


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.0%

        3,255   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2          3,232,280
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        3,500   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2          3,469,934
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

          400   New Jersey Economic Development Authority, Adjustable - Fixed         1/03 at 102.50          A2            418,800
                 Rate Pollution Control Revenue Bonds, 1985 Series (Jersey
                 Central Power and Light Company Project), 7.100%, 7/01/15

        5,950   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/09 at 101.50         AAA          6,631,096
                 Bond, Series FF, 5.250%, 7/01/13

        5,000   Puerto Rico Electric Power Authority, Power Revenue Refunding           No Opt. Call         AAA          6,000,350
                 Bonds, Series Y, 7.000%, 7/01/07

        2,500   Pollution Control Financing Authority of Salem County,                4/12 at 101.00        Baa1          2,426,424
                 New Jersey, Pollution Control Revenue Refunding Bonds,
                 2001 Series A, PSEG Power LLC Project, 5.750%, 4/01/31
                 (Alternative Minimum Tax)

        3,000   Union County Utilities Authority, New Jersey, Solid Waste Facility    6/08 at 101.00         AAA          2,952,750
                 Senior Lease Revenue Bonds (Ogden Martin Systems of
                 Union, Inc. Lessee-Series 1998A), 5.000%, 6/01/23 (Alternative
                 Minimum Tax)

                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%

$       3,000   Jersey City Municipal Utilities Authority, Hudson County,             7/08 at 102.00         AAA        $ 3,081,000
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 (Alternative Minimum Tax)

        7,500   New Jersey Economic Development Authority, Water Facilities           5/06 at 102.00         AAA          7,983,750
                 Revenue Bonds (New Jersey-American Water Company),
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

        5,250   New Jersey Economic Development Authority, Water Facilities           7/08 at 102.00         AAA          5,369,122
                 Revenue Bonds (New Jersey-American Water Company),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        3,000   North Hudson Sewerage Authority, New Jersey, Sewer Revenue            8/12 at 100.00         Aaa          3,257,400
                 Bonds, Series 2002A Refunding, 5.250%, 8/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     432,703   Total Long-Term Investments (cost $433,275,790) - 146.2%                                                457,118,762
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.6%                                                                     17,514,592
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                       (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $312,633,354
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       23


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 0.3%

$         600   New Jersey Economic Development Authority, Economic Growth           12/03 at 102.00         Aa3        $   625,452
                 Bonds, Composite Issue-1992 Second Series T,
                 5.300%, 12/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5%

        1,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/12 at 100.00          A1            964,930
                 Settlement Asset-Backed Bonds,  Series 2002, 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.7%

                New Jersey Higher Education Student Assistance Authority,
                 Student Loan Revenue Bonds, 2000 Series A:
        3,180    5.700%, 6/01/08 (Alternative Minimum Tax)                              No Opt. Call         AAA          3,557,307
        2,140    6.000%, 6/01/15 (Alternative Minimum Tax)                            6/10 at 101.00         AAA          2,355,819

        3,180   New Jersey Economic Development Authority, Economic                     No Opt. Call         N/R          3,475,422
                 Development Bonds (Yeshiva Ktana of Passaic-1992 Project),
                 8.000%, 9/15/18

        2,965   New Jersey Economic Development Authority, School Revenue             2/08 at 101.00         N/R          2,979,232
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

          600   New Jersey Educational Facilities Authority, Revenue Bonds,           1/03 at 100.00          A-            602,646
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/04 at 102.00         AAA          1,081,270
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

        3,330   New Jersey Educational Facilities Authority, Revenue Bonds,           7/06 at 101.00         AAA          3,695,501
                 Montclair State University, Series 1996-C (Dormitory/Cafeteria
                 Facility), 5.400%, 7/01/12

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100.00         AAA          2,784,600
                 Princeton University, Series 2000E, 5.500%, 7/01/17

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A            502,605
                 Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32

          475   New Jersey Higher Education Assistance Authority, Student             1/03 at 102.00          A+            485,203
                 Loan Revenue Bonds, 1992 Series A, New Jersey Class Loan
                 Program, 6.125%, 7/01/09 (Alternative Minimum Tax)

        3,640   New Jersey Higher Education Assistance Authority, Student             6/09 at 101.00         AAA          3,848,135
                 Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18
                 (Alternative Minimum Tax)

        3,000   University of Medicine and Dentistry, New Jersey, Revenue            12/12 at 100.00         AAA          3,064,590
                 Bonds, Series 2002A, 5.000%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.5%

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
        1,015    7.000%, 7/01/03                                                        No Opt. Call         AAA          1,043,978
          800    7.000%, 7/01/04                                                        No Opt. Call         AAA            865,456

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A3          3,595,095
                 Bonds, Kennedy Health System, Series 2001, 5.625%, 7/01/31

        1,710   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          1,754,238
                  Bonds, Bayshore Community Hospital, Series 2002 Refunding,
                 5.000%, 7/01/22

        1,130   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00          A-          1,160,363
                 Bonds, Atlantic City Medical Center, Series 2002 Refunding,
                 5.750%, 7/01/25

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          1,536,180
                 Bonds, South Jersey Hospital, Series 2002, 5.875%, 7/01/21

        2,900   New Jersey Health Care Facilities Financing Authority, Revenue        1/10 at 101.00          A2          3,016,609
                 Bonds, Hackensack University Medical Center Issue, Series 2000,
                 6.000%, 1/01/34

                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00         AAA        $ 2,295,300
                 Revenue Bonds, Society of the Valley Obligated Group Issue,
                 Series 2000, 5.750%, 7/01/15

        1,800   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA          2,052,486
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.625%, 7/01/12

        2,900   Puerto Rico Industrial, Medical, Educational, and Environmental      12/03 at 103.00          A2          2,973,718
                 Pollution Control Facilities Financing Authority, Adjustable
                 Rate Industrial Revenue Bonds, 1983 Series A (American Home
                 Products Corporation), 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.0%

          340   Essex County Improvement Authority, New Jersey, Multifamily          11/12 at 100.00         Aaa            339,544
                 Revenue Bonds, Mount Carmel Towers Project (FNMA
                 Enhanced), Series 2002, 4.750%, 11/01/22 (Alternative
                 Minimum Tax)

          710   Housing Finance Corporation of the City of Long Branch,               4/03 at 100.00         N/R            713,408
                 New Jersey, Section 8 Assisted Housing  Revenue Bonds,
                 Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

        4,000   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/03 at 101.00         AAA          4,085,000
                 Housing Revenue Refunding Bonds, Presidential Plaza at
                 Newport Project (FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        2,875   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/05 at 102.00         AAA          3,024,730
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        7,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA          7,260,190
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.6%

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/05 at 101.50         AAA          1,046,650
                 Revenue Bonds, 1995 Series O,  6.300%, 10/01/23
                 (Alternative Minimum Tax)

          525   New Jersey Housing and Mortgage Finance Agency, Home Buyer            4/06 at 101.50         AAA            553,187
                 Revenue Bonds, Series 1996-P, 5.650%, 4/01/14

        5,765   New Jersey Housing and Mortgage Finance Agency, Home Buyer            4/07 at 101.50         AAA          6,053,827
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax)                          10/07 at 101.50         AAA          2,072,132
        1,500    5.850%, 4/01/29 (Alternative Minimum Tax)                           10/07 at 101.50         AAA          1,568,130

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/08 at 101.50         AAA          1,021,020
                 Revenue Bonds, 1998 Series X,  5.350%, 4/01/29
                 (Alternative Minimum Tax)

          500   New Jersey Housing and Mortgage Finance Agency, Home Buyer              No Opt. Call         AAA            535,520
                 Revenue Bonds, 2000 Series CC, 4.600%, 10/01/09


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.5%

        1,000   New Jersey Economic Development Authority, Economic                     No Opt. Call        Baa3            996,490
                 Development Revenue Bonds, Kakpkowski Road Landfill
                 Project Refunding, Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        3,255   New Jersey Economic Development Authority, Morris Hall/               4/03 at 103.00          A+          3,368,372
                 St. Lawrence, Inc. Project, Series 1993A, 6.150%, 4/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.2%

        2,460   Board of Education of Freehold Regional High School District            No Opt. Call         AAA          2,694,610
                 in the County of Monmouth, New Jersey, School District
                 Refunding Bonds, Series 2001, 5.000%, 3/01/17

                State of New Jersey, General Obligation Bonds, Series D:
        2,760    5.750%, 2/15/06                                                        No Opt. Call          AA          3,087,253
        4,000    5.800%, 2/15/07                                                        No Opt. Call          AA          4,567,800
        2,500    6.000%, 2/15/11                                                        No Opt. Call          AA          2,945,975
        1,560    6.000%, 2/15/13                                                        No Opt. Call          AA          1,858,958

        4,000   County of Passaic, New Jersey, General Improvement Refunding            No Opt. Call         AAA          4,534,280
                 Bonds, Series 1993, 5.125%, 9/01/12

        1,800   Township of Woodbridge in the County of Middlesex, New Jersey,        7/09 at 102.00         Aaa          1,933,002
                 Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20

                                       25


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.8%

$       1,275   Camden County Improvement Authority, New Jersey, County              10/05 at 102.00         AAA        $ 1,412,878
                 Guaranteed Lease Revenue Bonds, Series of 1995,
                 5.625%, 10/01/15

        1,000   Hudson County Improvement Authority, New Jersey, Utility              1/08 at 101.50         AAA          1,046,460
                 System Revenue Bonds, Series 1997 (Harrison Franchise
                 Acquisition Project), 5.350%, 1/01/27

        2,250   New Jersey Building Authority, State Building Revenue Bonds,          6/10 at 100.00         AA-          2,350,508
                 Series 2000A, 5.125%, 6/15/20

        2,000   New Jersey Economic Development Authority, Lease Revenue             11/08 at 101.00         Aaa          2,003,160
                 Bonds, Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

        1,000   New Jersey Economic Development Authority, Revenue Bonds              8/03 at 102.00         AAA          1,044,340
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12

        1,500   New Jersey Economic Development Authority, Market Transition            No Opt. Call         AAA          1,624,845
                 Facility Senior Lien Revenue Bonds, Series 1994A,
                 7.000%, 7/01/04

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,344,626
                 System Bonds, 2001 Series B, 6.000%, 12/15/19

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
          385    5.500%, 6/15/12                                                      6/05 at 102.00         AAA            425,002
        5,000    5.000%, 6/15/15                                                      6/05 at 102.00         AAA          5,344,550

          685   New Jersey Transportation Trust Fund Authority, Transportation        6/05 at 102.00         AAA            752,507
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

        1,040   Passaic Valley Sewerage Commissioners, New Jersey, Sewer              6/03 at 102.00         AAA          1,064,700
                 System Bonds, Series D, 5.750%, 12/01/10

          510   Board of Education of the Township of Piscataway in the County        6/03 at 102.00         AAA            529,722
                 of Middlesex, New Jersey, Certificates of Participation,
                 1993 Series, 5.375%, 12/15/10

        8,160   Puerto Rico Public Building Authority, Public Education and           7/03 at 101.50          A-          8,427,893
                 Health Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

        7,500   Puerto Rico Municipal Finance Agency, 1999 Series A,                  8/09 at 101.00         AAA          8,292,450
                 5.500%, 8/01/17

        1,000   Stony Brook Regional Sewerage Authority, Princeton, New Jersey,         No Opt. Call         AA-          1,153,110
                 Revenue Refunding Bonds, 1993 Series B, 5.450%, 12/01/12

        2,250   Western Monmouth Utilities Authority, Monmouth County,                2/05 at 102.00         AAA          2,445,233
                 New Jersey, Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 35.5%

        5,000   Delaware River Port Authority, States of New Jersey and               1/08 at 101.00         AAA          5,182,050
                 Pennsylvania, Port District Project Bonds, Series 1998B,
                 5.000%, 1/01/19

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C:
        1,340    6.500%, 1/01/08                                                        No Opt. Call          A-          1,579,766
        2,185    6.500%, 1/01/16                                                        No Opt. Call         AAA          2,700,398
        3,505    6.500%, 1/01/16                                                        No Opt. Call         AAA          4,331,759
        8,420    6.500%, 1/01/16                                                        No Opt. Call          A-         10,225,669

        2,495   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                1/10 at 100.00         AAA          2,665,783
                 Series 2000A, 5.500%, 1/01/25

        3,000   Port Authority of New York and New Jersey, Consolidated Bonds,       10/04 at 101.00         AAA          3,260,370
                 Ninety Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                Ninety-Ninth Series:
        1,200    5.750%, 11/01/09 (Alternative Minimum Tax)                           5/05 at 101.00         AAA          1,305,864
        2,500    5.750%, 11/01/14 (Alternative Minimum Tax)                           5/05 at 101.00         AAA          2,701,500

        1,500   Port Authority of New York and New Jersey, Consolidated Bonds,        7/06 at 101.00         AA-          1,644,390
                 One Hundred Sixth Series, 6.000%, 7/01/16 (Alternative
                 Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                One Hundredth Series:
        2,500    5.750%, 12/15/20                                                     6/05 at 101.00         AAA          2,617,100
        2,000    5.750%, 6/15/30                                                      6/05 at 101.00         AAA          2,151,580

                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,000   Port Authority of New York and New Jersey, Consolidated Bonds,        6/05 at 101.00         AA-        $ 2,069,440
                 One Hundred Thirteenth Series, 5.250%, 12/01/13 (Alternative
                 Minimum Tax)

        2,000   Port Authority of New York and New Jersey, Consolidated Bonds,        4/12 at 101.00         AAA          2,043,500
                 One Hundred Twenty Fifth Series, 5.000%, 4/15/32

                Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax)                          12/07 at 102.00         AAA         10,761,000
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax)                          12/07 at 100.00         AAA         11,764,390

        1,435   South Jersey Transportation Authority, New Jersey,                   11/09 at 101.00         AAA          1,495,600
                 Transportation System Revenue Bonds, 1999 Series,
                 5.125%, 11/01/22


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.4%

        6,220   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA          6,977,098
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,000   Essex County Utilities Authority, New Jersey, Solid Waste             4/06 at 102.00         AAA          1,138,790
                 System Revenue Bonds, Secured by a County Deficiency
                 Agreement, Series 1996A, 5.600%, 4/01/16 (Pre-refunded
                 to 4/01/06)

          685   New Jersey Health Care Facilities Financing Authority,                8/04 at 102.00      Aa2***            745,951
                 Refunding Revenue Bonds, Wayne General Hospital Corp.
                 Issue (FHA-Insured Mortgage), Series B, 5.750%, 8/01/11
                 (Pre-refunded to 8/01/04)

        2,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/04 at 102.00         AAA          2,185,660
                 Bonds, Monmouth Medical Center Issue, Series C,
                 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996A:
        4,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                            7/06 at 101.00         AAA          4,471,040
        3,750    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                            7/06 at 101.00         AAA          4,194,788

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/06 at 101.00         AAA          2,870,275
                 Rowan College of New Jersey Issue, Series 1996 E,
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

        2,000   New Jersey Transit Corporation, Federal Transit Administration        9/09 at 100.00         AAA          2,388,240
                 Grants, Certificates of Participation, Series 2000A,
                 6.125%, 9/15/15 (Pre-refunded to 9/15/09)

          115   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA            128,278
                 System Bonds, 1995 Series A, 5.500%, 6/15/12

          415   New Jersey Transportation Trust Fund Authority, Transportation        6/05 at 102.00         AAA            462,916
                 System Bonds, 1995 Series B, 5.500%, 6/15/15 (Pre-refunded to 6/15/05)

          580   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  No Opt. Call         AAA            580,000
                 1984 Series, 10.375%, 1/01/03

                Sparta Township School District, New Jersey, General Obligation
                Bonds (Unlimited Tax):
        1,100    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                            9/06 at 100.00         AAA          1,250,722
        1,100    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                            9/06 at 100.00         AAA          1,250,722
        1,100    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                            9/06 at 100.00         AAA          1,250,722

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.3%

        2,330   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2          2,315,018
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/09 at 101.50         AAA          2,228,940
                 Bonds, Series FF, 5.250%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.3%

        1,000   Jersey City Sewerage Authority, Hudson County, New Jersey,              No Opt. Call         AAA          1,208,080
                 Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

        3,100   New Jersey Economic Development Authority, Water Facilities           3/04 at 102.00         AAA          3,210,143
                 Revenue Refunding Bonds, Hackensack Water Company Project,
                 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

        3,250   New Jersey Economic Development Authority, Water Facilities           7/08 at 102.00         AAA          3,323,743
                 Revenue Bonds (New Jersey-American Water Company),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        6,950   New Jersey Environmental Infrastructure Trust, Environmental          9/11 at 101.00         AAA          7,134,035
                  Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

                                       27


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       7,000   North Hudson Sewerage Authority, New Jersey, Sewer Revenue            8/06 at 101.00         AAA        $ 7,196,840
                 Bonds, Series 1996, 5.125%, 8/01/22

        3,500   North Hudson Sewerage Authority, New Jersey, Sewer Revenue            8/12 at 100.00         Aaa          3,777,340
                 Bonds, Series 2002A Refunding, 5.250%, 8/01/19

        1,500   Wanaque Valley Regional Sewerage Authority, Passaic County,             No Opt. Call         AAA          1,756,320
                 New Jersey, Sewer Revenue Refunding Bonds, 1993 Series B,
                 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     254,735   Total Long-Term Investments (cost $253,708,446) - 142.3%                                                275,384,017
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.0%                                                                      9,737,190
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.3)%                                                        (91,600,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $193,521,207
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       28


                            Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 0.3%


$         250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3        $   249,370
                 Development Revenue Bonds, Newark Airport Marriott Hotel,
                 Series 1996 Refunding, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.0%

        1,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/12 at 100.00          A1            964,930
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.6%

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00         AAA          2,041,700
                 Rowan University, Series 2001C, 5.000%, 7/01/31

          200   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA            218,392
                 Seton Hall University Project, Series 2001A Refunding,
                 5.250%, 7/01/16

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Seton Hall University Project, Series 2001G Refunding:
        3,820    4.875%, 7/01/21                                                      7/11 at 100.00         AAA          3,913,475
        1,600    5.000%, 7/01/26                                                      7/11 at 100.00         AAA          1,635,008

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,077,740
                 New Jersey Institute of Technology, Series 2001G,
                 5.250%, 7/01/18

        1,565   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100.00         AAA          1,723,143
                 Princeton University, Series 2000E, 5.250%, 7/01/16

                Puerto Rico Industrial, Educational, Medical, and Environmental
                Control Facilities Financing Authority, Higher Education Revenue
                Bonds, Series 2001, University of the Sacred Heart Project:
        2,000    5.250%, 9/01/21                                                      9/11 at 100.00         BBB          2,052,360
        2,000    5.250%, 9/01/31                                                      9/11 at 100.00         BBB          2,024,160

          500   Puerto Rico Industrial, Tourist, Educational, Medical, and           12/12 at 101.00         BBB            507,975
                 Environmental Control Facilities Financing  Authority, Higher
                 Education Revenue Bonds, Series 2002, Ana G. Mendez University
                 System Project Refunding, 5.500%, 12/01/31

        1,905   University of Puerto Rico, University System Revenue Bonds,           6/05 at 101.50         AAA          1,954,282
                 Series M, 5.250%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.0%

        1,000   Virgin Islands Government, Refinery Facilities Revenue Bonds,         1/13 at 100.00        BBB-          1,010,980
                 Hovensa Coker Project, Senior Secure Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 31.3%

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A3          3,595,095
                 Bonds, Kennedy Health System, Series 2001, 5.625%, 7/01/31

          900   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1            921,708
                 Bonds, South Jersey Hospital, Series 2002, 5.875%, 7/01/21

        1,100   New Jersey Health Care Facilities Financing Authority, Revenue          No Opt. Call         AAA          1,238,567
                 Bonds, Kennedy Health System Obligated Group, Series 1998B,
                 5.750%, 7/01/06

          500   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-            541,060
                 Bonds, Trinitas Hospital Obligated Group Issue,
                 Series 2000, 7.500%, 7/01/30

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,000    5.750%, 7/01/25                                                      7/10 at 100.00          A+          3,200,100
       12,000    5.750%, 7/01/31                                                      7/10 at 100.00          A+         12,753,600

        6,000   New Jersey Health Care Facilities Financing Authority, Revenue        1/09 at 101.00         AAA          5,680,320
                 Bonds, Virtua Health System, Series 1998, 4.500%, 7/01/28

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00          A2          2,526,775
                 Bonds, Burdette Tomlin Memorial Hospital, Series 1999
                 Refunding, 5.500%, 7/01/29

                                       29


                            Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.3%

$         275   New Jersey Economic Development Authority, District Heating          12/03 at 102.00        BBB-        $   277,203
                 and Cooling Revenue Bonds (Trigen-Trenton Project),
                 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

                New Jersey Economic Development Authority, Economic
                Development Revenue Bonds, Masonic Charity Foundation
                Project, Series 2001:
        1,000    6.000%, 6/01/25                                                      6/11 at 102.00          A+          1,109,270
          335    5.500%, 6/01/31                                                      6/11 at 102.00          A+            353,328


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.6%

                Board of Education of the Township of Hamilton in the County of
                Mercer, New Jersey, General Obligation Bonds, Series 2001:
        1,850    4.750%, 8/15/18                                                      8/10 at 100.00         AAA          1,912,641
        1,630    4.750%, 8/15/19                                                      8/10 at 100.00         AAA          1,675,559

                Commonwealth of Puerto Rico, Public Improvement Refunding
                Series of 2001, General Obligation Bonds:
        3,500    5.250%, 7/01/27                                                      7/11 at 100.00         AAA          3,676,155
       10,500    5.125%, 7/01/30                                                      7/11 at 100.00         AAA         10,860,360


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.1%

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, 2001 Series A:
        2,000    5.250%, 6/15/19                                                      6/11 at 100.00         AAA          2,142,980
        2,400    5.000%, 6/15/21                                                      6/11 at 100.00         AAA          2,487,840

        3,110   New Jersey Transportation Trust Fund Authority, Transportation        6/09 at 100.00         AA-          3,253,806
                 System Bonds, 1998 Series A, 5.000%, 6/15/17

        2,350   Puerto Rico Highway and Transportation Authority, Transportation      7/18 at 100.00         AAA          2,361,539
                 Revenue Bonds, Series A, 4.750%, 7/01/38

        1,500   Virgin Islands Public Finance Authority, Revenue and Refunding       10/08 at 101.00          AA          1,584,795
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 22.6%

        8,000   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00          B+          5,728,720
                 Revenue Bonds, Continental Airlines Inc. Project, Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        3,000   Port Authority of New York and New Jersey, Consolidated Bonds,        1/07 at 101.00         AAA          3,108,030
                 One Hundred Ninth Series, 5.375%, 1/15/32

        3,500   Port Authority of New York and New Jersey, Consolidated Bonds,       10/07 at 101.00         AAA          3,647,490
                 One Hundred Twentieth Series, 5.500%, 10/15/35
                 (Alternative Minimum Tax)

        5,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA          5,380,500
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/22 (Alternative Minimum Tax)

        4,000   South Jersey Transportation Authority, New Jersey,                   11/09 at 101.00         AAA          4,168,920
                 Transportation System Revenue Bonds, 1999 Series,
                 5.125%, 11/01/22


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.8%

        5,215   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA          6,210,544
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          4,321,400
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.7%

        2,680   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2          2,661,294
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 26.5%

$       4,635   New Jersey Economic Development Authority, Water Facilities           5/08 at 102.00         AAA        $ 4,812,891
                 Revenue Bonds, New Jersey/American Water Company
                 Project, Series 1997B, 5.375%, 5/01/32 (Alternative
                 Minimum Tax)

        7,000   New Jersey Economic Development Authority, Water Facilities           2/08 at 102.00         AAA          7,234,080
                 Revenue Bonds, Middlesex Water Company Project,
                 Series 1998, 5.350%, 2/01/38 (Alternative Minimum Tax)

        5,000   New Jersey Economic Development Authority, Water Facilities           7/08 at 102.00         AAA          5,113,450
                 Revenue Bonds, New Jersey/American Water Company
                 Project, Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        2,775   New Jersey Environmental Infrastructure Trust, Environmental          9/08 at 101.00         AAA          2,820,760
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   North Hudson Sewerage Authority, New Jersey, Sewer Revenue              No Opt. Call         Aaa          5,865,710
                 Bonds, Series 2001A Refunding, 0.000%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
$     149,435   Total Long-Term Investments (cost $138,468,487) - 146.3%                                                142,600,005
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      2,870,872
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                        (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $97,470,877
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                                       31


                            Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 1.8%

$       1,250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3        $ 1,246,850
                 Development Revenue Bonds, Newark Airport Marriott Hotel,
                 Series 1996 Refunding, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9%

        1,325   Tobacco Settlement Financing Corporation of the Virgin Islands,       5/11 at 100.00          A3          1,265,985
                 Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.8%

        1,000   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R            992,130
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        1,090   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00          AA          1,154,670
                 Rider University, Refunding Series 2002A, 5.000%, 7/01/17

        3,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          3,089,040
                College of New Jersey Project, Series 2002C, 4.750%, 7/01/19
                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Series 1999 (Ana G. Mendez University
                System Project):
        2,000    5.375%, 2/01/19                                                      2/09 at 101.00         BBB          2,056,640
        1,000    5.375%, 2/01/29                                                      2/09 at 101.00         BBB          1,004,500

        3,000   University of Medicine and Dentistry, New Jersey, Revenue            12/12 at 100.00         AAA          3,064,590
                 Bonds, Series 2002A, 5.000%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.5%

        1,000   Virgin Islands Government, Refinery Facilities Revenue Bonds,         1/13 at 100.00        BBB-          1,010,980
                 Hovensa Coker Project, Senior Secure Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 26.7%

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/07 at 102.00        BBB-          1,445,100
                 Bonds, Saint Elizabeth Hospital Obligated Group, Series 1997
                 Refunding, 6.000%, 7/01/27

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Jersey City Medical Center Issue, FHA-Insured Mortgage,
                Series 2001:
        1,000    5.000%, 8/01/31                                                      8/11 at 100.00         AAA          1,013,540
        1,925    5.000%, 8/01/41                                                      8/11 at 100.00         AAA          1,946,753

        1,150   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          1,176,209
                 Bonds, Bayshore Community Hospital, Series 2002 Refunding,
                 5.125%, 7/01/32

        1,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 101.00        BBB-          1,018,850
                 Bonds, Palisades Medical Center of New York, Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00          A-          2,567,175
                 Bonds, Atlantic City Medical Center, Series 2002 Refunding,
                 5.750%, 7/01/25

        2,460   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          2,519,335
                 Bonds, South Jersey Hospital, Series 2002, 5.875%, 7/01/21

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00          A+          3,719,800
                 Bonds, Robert Wood Johnson University Hospital, Series 2000,
                 5.750%, 7/01/31

          510   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA            526,096
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.250%, 7/01/29

        2,100   Puerto Rico Industrial, Medical, Educational, and Environmental      12/03 at 103.00          A2          2,153,382
                 Pollution Control Facilities Financing  Authority, Adjustable Rate
                 Industrial Revenue Bonds, 1983 Series A (American Home
                 Products Corporation), 5.100%, 12/01/18

                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.5%

$       2,250   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA        $ 2,335,455
                 Housing Revenue Bonds, 1997  Series A, 5.650%, 5/01/40
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 4.0%

        2,700   New Jersey Economic Development Authority, Economic                     No Opt. Call        Baa3          2,690,523
                 Development Revenue Bonds, Kakpkowski Road Landfill
                 Project Refunding, Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.8%

                New Jersey Economic Development Authority, Economic
                Development Revenue Bonds, Masonic Charity Foundation
                Project, Series 2001:
        1,000    5.500%, 6/01/21                                                      6/11 at 102.00          A+          1,070,790
        4,000    5.500%, 6/01/31                                                      6/11 at 102.00          A+          4,218,840


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.7%

        3,000   Township of Jackson, County of Ocean, New Jersey, General             4/12 at 100.00         AAA          3,118,440
                 Obligation Bonds, Series 2002, 5.000%, 4/15/21

        1,000   Old Bridge Township Board of Education, Middlesex County,             7/11 at 100.00         AAA          1,022,650
                 New Jersey, General Obligation Bonds, Series 2002,
                 5.000%, 7/15/30

        1,000   Commonwealth of Puerto Rico, Public Improvement Series of 2001,       7/11 at 100.00         AAA          1,042,160
                 General Obligation Bonds, 5.125%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.5%

        3,000   Brick Township Municipal Utilities Authority, Ocean County,          12/12 at 100.00         Aaa          3,083,760
                 New Jersey, Revenue Bonds, Series 2002, 5.000%, 12/01/25

          680   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA            706,092
                 System Bonds, 2001 Series B, 5.000%, 12/15/21

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,083,140
                 Appropriation Bonds, 1998 Series A, 5.125%, 6/01/24

        4,000   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+          4,226,640
                 Appropriation Bonds, 2002 Series E, 5.500%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 40.5%

        2,000   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00          B+          1,432,180
                 Revenue Bonds, Continental Airlines Inc. Project, Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        3,105   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  No Opt. Call          A-          3,770,867
                 Series 1991 C, 6.500%, 1/01/16

        2,000   Port Authority of New York and New Jersey, Special Project Bonds,     6/03 at 101.00          BB          1,959,480
                 Series 1R, Delta Air Lines, Inc. Project, LaGuardia Airport
                 Passenger Terminal, 6.950%, 6/01/08

        4,000   Port Authority of New York and New Jersey, Consolidated Bonds,        6/14 at 100.00         AAA          4,084,440
                 One Hundred Twenty Seventh Series, 5.125%, 6/15/37
                 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                One Hundred Twenty Fifth Series:
        3,000    5.000%, 10/15/26                                                     4/12 at 101.00         AAA          3,076,620
        7,000    5.000%, 4/15/32                                                      4/12 at 101.00         AAA          7,152,250

        1,000   Port Authority of New York and New Jersey, Consolidated Bonds,       10/07 at 101.00         AAA          1,022,940
                 One Hundred Twenty First Series, 5.125%, 10/15/30

        4,000   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          4,932,840
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 7.000%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

        3,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100.00         AAA          3,572,700
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded to 7/01/10)

        2,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,700,875
                 Bonds, 2000 Series A, 5.500%, 10/01/40

                                       33


                            Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.9%

$       1,220   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2        $ 1,211,483
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,500   Guam Power Authority, Revenue Bonds, 1999 Series A,                  10/09 at 101.00         AAA          2,598,300
                 5.250%, 10/01/34

        2,500   New Jersey Economic Development Authority, Pollution Control            No Opt. Call        Baa1          2,469,474
                 Revenue Refunding Bonds, PSEG Power LLC Project,
                 Series 2001A, 5.000%, 3/01/12
        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,129,480
                 2002 Series II, 5.125%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      96,765   Total Long-Term Investments (cost $97,107,503) - 148.9%                                                 100,684,044
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,448,360
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                        (34,500,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $67,632,404
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       34


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.8%

$       5,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3        $ 4,547,050
                 Exempt Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                 6.375%, 11/01/41 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.5%

       13,300   Pennsylvania Economic Development Financing Authority, Solid            No Opt. Call         AA-         13,852,748
                 Waste Disposal Revenue Bonds, Procter & Gamble Paper
                 Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.8%

       10,000   Allegheny County Higher Education Building Authority,                 3/12 at 100.00         AA-         10,234,300
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

        2,000   Allegheny County Higher Education Building Authority,                 9/08 at 102.00         BBB          1,964,260
                 Pennsylvania, College Revenue Bonds, Chatham College,
                 Series A of 1998, 5.250%, 9/01/18

        2,000   Chester County Industrial Development Authority, Pennsylvania,        1/12 at 100.00         AAA          2,037,000
                 Educational Facilities Revenue Bonds, The Westtown School
                 Project, Series 2002, 5.000%, 1/01/26

        3,000   Delaware County Authority, Pennsylvania, Haverford College           11/10 at 101.00          AA          3,282,900
                 Revenue Bonds, Series of 2000, 5.750%, 11/15/29

        1,000   General Municipal Authority of the Borough of Harveys Lake,          11/09 at 100.00           A          1,059,280
                 Pennsylvania, College Revenue Bonds (College Misericordia
                 Project), Series of 1999, 6.000%, 5/01/19

        1,450   Indiana County Industrial Development Authority, Pennsylvania,       11/06 at 100.00         AAA          1,564,086
                 Revenue Bonds (The Student Cooperative Association, Inc./
                 Indiana University of Pennsylvania Student Union Project),
                 Series 1999A, 5.875%, 11/01/29

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                University of Pennsylvania Student Union Project), Series 1999B:
          815    0.000%, 11/01/15                                                       No Opt. Call         AAA            466,799
          815    11/01/16                                                               No Opt. Call         AAA            440,361
          815    0.000%, 11/01/17                                                       No Opt. Call         AAA            415,128
          815    0.000%, 11/01/18                                                       No Opt. Call         AAA            390,581
          815    0.000%, 11/01/19                                                       No Opt. Call         AAA            366,766

        2,750   Northeastern Pennsylvania Hospital and Education Authority,          10/08 at 100.00         AAA          2,729,210
                 Luzerne County, Pennsylvania, School Revenue Bonds (Wyoming
                 Seminary Project), Series of 1998, 4.750%, 10/01/28

        8,000   Pennsylvania Higher Education Assistance Agency, Capital             11/11 at 100.00         Aaa          8,104,960
                 Acquisition Revenue Bonds, Series 2001 Refunding,
                 5.000%, 12/15/30

        1,000   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,012,170
                 Thomas Jefferson University Revenue Bonds, Series 2002,
                 5.000%, 1/01/20

        5,000   Pennsylvania Higher Educational Facilities Authority, Moravian        7/11 at 100.00          AA          5,182,850
                 College Revenue Bonds, Series 2001, 5.375%, 7/01/31

        8,445   Swarthmore Borough Authority, Pennsylvania, Swarthmore                9/08 at 100.00         AA+          8,544,229
                 College Revenue Bonds, Series of 1998, 5.000%, 9/15/28

        1,665   Union County Higher Educational Facilities Financing Authority,       4/13 at 100.00         Aa3          1,818,713
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/18

          275   General Municipal Authority of the City of Wilkes-Barre,              6/03 at 102.00         N/R            281,146
                 Pennsylvania, College Misericordia Revenue Bonds,
                 Refunding Series B of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 6.1%

        1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,209,853
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/15

        1,600   Geisinger Authority, Montour County, Pennsylvania, Health System      8/08 at 101.00         Aa2          1,584,624
                 Revenue Bonds, Series A of 1998, Penn State Geisinger
                 Health System, 5.000%, 8/15/28

                                       35


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       9,500   Pennsylvania Higher Educational Facilities Authority, UPMC            1/11 at 101.00          A+        $ 9,858,435
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

        1,000   Hospitals and Higher Education Facilities Authority of               11/03 at 102.00         BBB          1,006,290
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds,
                 Temple University Hospital, Series A of 1993, 6.625%, 11/15/23

        1,615   Sayre Health Care Facilities Authority, Pennsylvania, Revenue         7/12 at 100.00         AAA          1,772,592
                  Bonds, Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.4%

          960   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            2/03 at 101.00          A2            974,112
                 Redevelopment Mortgage Revenue Bonds, 1992 Series C,
                 7.125%, 8/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.7%

        5,645   Allegheny County Residential Finance Authority, Pennsylvania,           No Opt. Call         Aaa          1,111,783
                 Single Family Mortgage Revenue Bonds, 1994 Series Z,
                 0.000%, 5/01/27 (Alternative Minimum Tax)

          715   Redevelopment Authority of the County of Berks, Pennsylvania,           No Opt. Call          A+            774,173
                 Senior Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/05 at 102.00         AA+          2,094,940
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+          1,042,040
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25 (Alternative
                 Minimum Tax)

        5,725   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+          6,023,272
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25 (Alternative
                 Minimum Tax)

          220   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+            231,436
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27 (Alternative
                 Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+          5,235,700
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/07 at 101.50         AA+          5,230,850
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

        2,215   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,           10/11 at 100.00         AAA          2,271,195
                 Mortgage Revenue Bonds, 2001 Series B, 5.450%, 10/01/32
                 (Alternative Minimum Tax)

        1,385   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/06 at 102.00         AAA          1,440,788
                 Mortgage Revenue Bonds, 1996 Series C, 6.550%, 4/01/28
                 (Alternative Minimum Tax)

        1,055   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/07 at 102.00         AAA          1,114,449
                 Mortgage Revenue Bonds, 1997 Series A, 6.250%, 10/01/28
            1    (Alternative Minimum Tax)

        2,865   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/03 at 101.00         AAA          2,891,816
                 Mortgage Revenue Bonds, 1991 Series G, 7.050%, 4/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 2.3%

        5,000   Pennsylvania Industrial Development Authority, Economic                 No Opt. Call         AAA          5,752,150
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.5%

        1,500   Cumberland County Municipal Authority, Pennsylvania, Revenue         12/12 at 100.00          AA          1,474,260
                 Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/26 (WI, settling 1/23/03)

        3,225   Montgomery County Higher Education and Health Authority,              1/06 at 101.00         BBB          3,156,533
                 Pennsylvania, Mortgage Revenue Bonds (Waverly Heights
                 Project), Series 1996, 6.375%, 1/01/26

        1,500   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,565,760
                 Revenue Bonds, Philadelphia Corporation for the Aging Project,
                 Series 2001B, 5.250%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.9%

        3,550   County of Allegheny, Pennsylvania, General Obligation Bonds,          5/11 at 100.00         AAA          3,706,768
                 Series 52, 5.250%, 11/01/23

        3,120   County of Allegheny, Pennsylvania, General Obligation Refunding       5/11 at 100.00         AAA          3,315,468
                 Bonds, Series C-53, 5.250%, 11/01/20

        2,000   Canon-McMillan School District, Washington County,                      No Opt. Call         AAA            617,300
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 0.000%, 12/01/25

                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Carlisle Area School District, Cumberland County, Pennsylvania,
                General Obligation Bonds, Series 2002:
$       1,665    4.750%, 3/01/20                                                      3/12 at 100.00         Aaa        $ 1,699,016
        5,760    5.000%, 3/01/22                                                      3/12 at 100.00         Aaa          5,932,570

        2,000   Claysburg Kimmel School District, Blair County, Pennsylvania,         1/09 at 100.00         AAA          2,021,240
                 General Obligation Bonds, Series 2002 Refunding,
                 5.000%, 1/15/31

        4,600   Garnet Valley School District, Delaware County, Pennsylvania,         8/11 at 100.00         Aaa          4,681,972
                 General Obligation Bonds, Series 2001A, 5.000%, 2/15/25

        2,750   Redevelopment Authority of the City of Harrisburg, Dauphin             5/16 at 68.04         AAA            836,028
                 County, Pennsylvania, Guaranteed Revenue Bonds, Series B
                 of 1998, 0.000%, 5/01/24

        6,275   Hempfield Area School District, Westmoreland County,                  2/12 at 100.00         AAA          6,861,022
                 Pennsylvania, General Obligation Bonds, Series 2002,
                 5.375%, 2/15/18

                Mckeesport Area School District, Allegheny County, Pennsylvania,
                General Obligation Bonds, Series of 1999C:
        3,430    0.000%, 10/01/23                                                       No Opt. Call         AAA          1,199,025
        3,380    0.000%, 10/01/24                                                       No Opt. Call         AAA          1,113,710
        3,420    0.000%, 10/01/25                                                       No Opt. Call         AAA          1,066,082
        2,340    0.000%, 10/01/26                                                       No Opt. Call         AAA            691,376
        2,340    0.000%, 10/01/27                                                       No Opt. Call         AAA            655,036
        2,340    0.000%, 10/01/29                                                       No Opt. Call         AAA            588,089

        7,500   County of Montgomery, Pennsylvania, General Obligation Bonds,         7/09 at 100.00         Aaa          7,652,775
                 Series 1999, 5.000%, 7/15/24

        1,000   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA          1,084,930
                 Second Series of 2001, 5.000%, 9/15/15

        1,700   City of Philadelphia, Pennsylvania, General Obligation Bonds,         3/11 at 100.00         AAA          1,723,290
                 Series 2000, 5.000%, 9/15/31

        3,400   School District of Philadelphia, Pennsylvania, General Obligation     8/12 at 100.00         AAA          3,791,680
                  Bonds, Series 2002B, 5.625%, 8/01/18

       15,000   School District of Philadelphia, Pennsylvania, General Obligation     9/05 at 101.00         AAA         15,610,800
                  Bonds, Series B of 1995, 5.500%, 9/01/25

        3,000   School District of Pittsburgh, Allegheny County, Pennsylvania,          No Opt. Call         AAA          3,461,400
                 General Obligation Bonds, Series 2002A Refunding,
                 5.500%, 9/01/15

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,         9/11 at 100.00         AAA          6,339,181
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30

        1,590   Red Lion Area School District, York County, Pennsylvania,            10/11 at 100.00         Aaa          1,658,227
                 General Obligation Bonds, Series 2001, 5.000%, 4/15/20

        1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,        4/12 at 100.00         AAA          1,551,098
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.1%

        5,000   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          5,073,500
                 Pennsylvania, Revenue Bonds, Guaranteed County Building
                 Project, Series 2002A, 5.000%, 11/01/22 (DD, settling 1/02/03)

        2,900   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          2,939,179
                 Pennsylvania, Guaranteed Revenue Bonds, Series 2002B,
                 Allegheny County Office Building Project, 5.000%, 11/01/29

        5,750   Port Authority of Allegheny County, Pennsylvania, Special             3/11 at 101.00         AAA          5,844,760
                 Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29

        6,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local         No Opt. Call         Aa2          6,956,160
                 Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

        8,725   Pennsylvania Intergovernmental Cooperation Authority, Special         6/09 at 100.00         AAA          8,731,980
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1999, 4.750%, 6/15/23

        3,500   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/08 at 100.00         AAA          3,501,820
                 Revenue Bonds, Series A of 1998, 4.750%, 12/01/27

        4,650   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          4,700,778
                 Bonds, Series of 2001, 5.000%, 7/15/41

       10,935   Philadelphia Authority for Industrial Development, Pennsylvania,     10/11 at 101.00         AAA         11,387,272
                 Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30

                                       37


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,000   Public Auditorium Authority of Pittsburgh and Allegheny               8/09 at 101.00         AAA        $ 5,070,650
                 County, Pennsylvania, Regional Asset District Sales Tax
                 Revenue Bonds, Series of 1999, 5.000%, 2/01/29

        1,090   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            5/09 at 100.00          A2          1,171,750
                 Tax Increment Bonds (Center Triangle Tax Increment Financing
                 District - PNC Bank Corp. Project), Series A of 1999, 6.100%, 5/01/19

       10,250   Southeastern Pennsylvania Transportation Authority, Special           3/09 at 101.00         AAA         10,165,950
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.4%

        2,000   Lehigh-Northampton Airport Authority, Pennsylvania, Lehigh            5/10 at 100.00         Aaa          2,155,780
                 Valley Airport System, Airport Revenue Bonds, Series 2000A,
                 6.000%, 5/15/30 (Alternative Minimum Tax)

        5,400   Pennsylvania Economic Development Authority, Revenue Bonds,           6/12 at 102.00           A          5,419,386
                 30th Street Station Garage Project, Series 2002,
                 5.800%, 6/01/23 (WI, settling 1/07/03)
        2,500   Pennsylvania Turnpike Commission, Pennsylvania, Turnpike             12/11 at 101.00         AAA          2,543,075
                 Revenue Bonds, 2001 Series R, 5.000%, 12/01/30

        5,000   City of Philadelphia, Pennsylvania, Airport Revenue Bonds,            6/11 at 101.00         AAA          5,076,200
                 Philadelphia Airport System, Series 2001B, 5.250%, 6/15/31
                 (Alternative Minimum Tax)

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Airport Revenue Bonds (Philadelphia Airport System Project),
                Series 1998A:
        7,315    5.000%, 7/01/23 (Alternative Minimum Tax)                            7/08 at 101.00         AAA          7,326,338
        3,085    5.125%, 7/01/28 (Alternative Minimum Tax)                            7/08 at 101.00         AAA          3,101,412

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking         9/09 at 101.00         AAA          3,367,650
                 Revenue Bonds, Series of 1999, 5.250%, 9/01/29

        1,885   Pittsburgh Public Parking Authority, Pennsylvania, Parking System       No Opt. Call         AAA          2,103,396
                 Revenue Bonds, Series 2002 Refunding, 5.000%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.9%

        1,355   Bensalem Township School District, Bucks County, Pennsylvania,        7/06 at 100.00         AAA          1,537,776
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

        2,000   Hampton Township School District, Allegheny County,                  11/04 at 100.00         AAA          2,200,640
                 Pennsylvania, General Obligation Bonds, Series of 1995,
                 6.750%, 11/15/21 (Pre-refunded to 11/15/04)

        1,980   Pittsburgh Water and Sewer Authority, Pennsylvania, Water               No Opt. Call         AAA          2,121,946
                 and Sewer System Revenue Refunding Bonds, Series of 1986,
                 7.625%, 9/01/04

        2,000   Sto-Rox School District, Allegheny County, Pennsylvania,             12/10 at 100.00         AAA          2,362,500
                 General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                 (Pre-refunded to 12/15/10)

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100.00         AAA          3,895,140
                 Pennsylvania, Water and Sewer Revenue Bonds,
                 Series of 1991, 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

        5,450   Municipal Authority of the Borough of West View, Allegheny              No Opt. Call         AAA          7,799,713
                 County, Pennsylvania, Special Obligation Bonds, Series of
                 1985A, 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.5%

        1,250   Allegheny County Industrial Development Authority, Pennsylvania,        No Opt. Call         AAA          1,286,788
                 Pollution Control Revenue Refunding Bonds, Duquesne Light
                 Company Project, Series 1999A, 4.350%, 12/01/13

        2,900   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          3,052,859
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        4,000   Lehigh County Industrial Development Authority, Pennsylvania,         8/05 at 102.00         AAA          4,481,200
                 Pollution Control Revenue Refunding Bonds (Pennsylvania Power
                 and Light Company Project), 1995 Series A, 6.150%, 8/01/29

        3,500   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,942,085
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montenay Montgomery County Project, Series 2002A,
                 5.250%, 11/01/13

        3,700   York County Industrial Development Authority, Pennsylvania,           3/12 at 101.00        Baa1          3,580,379
                 Pollution Control Revenue Refunding Bonds, PSEG Power
                 Project, Series 2001A, 5.500%, 9/01/20

                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.9%

$       5,000   Delaware County Industrial Development Authority, Pennsylvania,      10/12 at 100.00         AAA        $ 5,148,100
                 Water Facilities Revenue Bonds, Philadelphia Water Company
                 Project, Series 2001, 5.350%, 10/01/31 (Alternative Minimum Tax)

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewer Revenue Bonds, Series 2001A:
        5,325    5.100%, 5/01/20                                                     11/11 at 100.00         AAA          5,595,084
        1,465    5.100%, 5/01/21                                                     11/11 at 100.00         AAA          1,528,405

                Erie City Water Authority, Erie County, Pennsylvania, Water
                Revenue Bonds, Series 2001A:
        2,670    0.000%, 12/01/23                                                       No Opt. Call         AAA            923,606
        5,000    5.200%, 12/01/30                                                    12/11 at 100.00         AAA          5,161,800

        3,000   Luzerne County Industrial Development Authority, Pennsylvania,        4/03 at 102.00          A3          3,066,630
                 Exempt Facilities Revenue Refunding Bonds (Pennsylvania Gas
                 and Water Company Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        3,550   Luzerne County Industrial Development Authority, Pennsylvania,        6/03 at 102.00          A3          3,627,709
                 Exempt Facilities Revenue Bonds (Pennsylvania Gas and Water
                 Company Project), 1992 Series B, 7.125%, 12/01/22 (Alternative
                 Minimum Tax)

        5,000   Luzerne County Industrial Development Authority, Pennsylvania,       12/04 at 102.00         AAA          5,590,800
                 Exempt Facilities Revenue Refunding Bonds (Pennsylvania Gas
                 and Water Company Project), 1994 Series A,
                 7.000%, 12/01/17 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 2001A:
        5,525    5.375%, 11/01/20                                                    11/12 at 100.00         AAA          5,985,344
       10,750    5.000%, 11/01/31                                                    11/12 at 100.00         AAA         10,920,496
------------------------------------------------------------------------------------------------------------------------------------
$     391,180   Total Long-Term Investments (cost $362,150,183) - 152.8%                                                384,415,707
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.3)%                                                                     (813,825)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $251,601,882
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       39


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 0.2%

$         500   Erie County Industrial Development Authority, Pennsylvania,           9/10 at 101.00         BBB        $   507,495
                 Environmental Improvement Revenue Refunding Bonds,
                 2000 Series B, 6.000%, 9/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.5%

        2,000   New Morgan Industrial Development Authority, Pennsylvania,            4/04 at 102.00         BB-          1,775,420
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority, Exempt         5/11 at 101.00          A3          1,812,660
                 Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                 6.250%, 11/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 1.6%

        4,500   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          3,952,935
                 Exempt Facilities Revenue Bonds, National Gypsum Project,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.0%

        1,045   Allegheny County Higher Education Building Authority,                 5/09 at 102.00           A          1,046,327
                 Pennsylvania, College Revenue Bonds (Thiel College), Series A
                 of 1999, 5.375%, 11/15/29

        3,000   Chester County Health and Education Facilities Authority,            10/08 at 102.00        BBB-          3,006,270
                 Pennsylvania, College Revenue Bonds (Immaculata College),
                 Series of 1998, 5.625%, 10/15/27

        1,350   Lancaster Higher Education Authority, Pennsylvania, College           4/03 at 100.00         AAA          1,366,929
                 Revenue Bonds (Franklin and Marshall College Project), Series
                 of 1993, 5.700%, 4/15/13

       10,000   Pennsylvania Higher Education Assistance Agency, Student Loan         7/03 at 102.00         AAA         10,321,500
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Higher Educational Facilities Authority, LaSalle         5/08 at 101.00         Aaa          1,035,020
                 University Revenue Bonds, Series 1998, 5.250%, 5/01/23

        2,100   Pennsylvania Higher Educational Facilities Authority, Philadelphia    6/10 at 100.00          AA          2,271,234
                 University Revenue Bonds, Series 2000, 6.000%, 6/01/29

        4,615   Pennsylvania Higher Educational Facilities Authority, Widener         7/03 at 102.00         AAA          4,799,462
                 University Revenue Bonds, Series 1993A, 5.250%, 7/15/11

        1,500   Pennsylvania Higher Educational Facilities Authority, Temple          7/11 at 101.00         AAA          1,523,295
                 University Revenue Bonds, Series 2001, 5.000%, 7/15/31

        5,750   Pennsylvania Higher Educational Facilities Authority, Thomas          1/13 at 100.00          A1          5,667,718
                 Jefferson University Revenue Bonds, Series 2002,
                 5.000%, 1/01/32

        3,340   State Public School Building Authority, Pennsylvania, College         3/03 at 100.00         AAA          3,369,492
                 Revenue Bonds (Northampton County Area Community
                 College Project), Series U of 1993, 5.850%, 3/15/15

          750   Union County Higher Educational Facilities Financing Authority,       4/13 at 100.00         Aa3            812,715
                 Pennsylvania, Revenue Bonds (Bucknell University), Series 2002A,
                 5.250%, 4/01/19

        2,500   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00        BBB+          2,595,850
                 College Revenue Bonds (Elizabethtown College Project),
                 Series 2001, 5.900%, 12/15/18

          700   General Municipal Authority of the City of Wilkes-Barre,              6/03 at 102.00         N/R            715,645
                 Pennsylvania, College Misericordia Revenue Bonds, Refunding
                 Series B of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.6%

        8,500   Allegheny County Hospital Development Authority, Pennsylvania,        5/06 at 102.00         AAA          9,092,875
                 Hospital Revenue Bonds, Series A of 1996 (South Hills Health
                 System), 5.875%, 5/01/26

       14,000   Allegheny County Hospital Development Authority, Pennsylvania,        4/07 at 102.00         AAA         14,693,980
                 Health Center Revenue Bonds, Series 1997A (University of
                 Pittsburgh Medical Center System), 5.625%, 4/01/27

        1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,324,353
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/16

                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       5,000   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00        BBB+        $ 4,934,950
                 Revenue Bonds, Good Samaritan Hospital Project, Series 2002,
                 5.900%, 11/15/28 (DD, settling 1/02/03)

        7,900   Montgomery County Higher Education and Health Authority,              1/09 at 101.00         AAA          7,964,780
                 Pennsylvania, Hospital Revenue Bonds, Series 1998,
                 Pottstown Healthcare Corporation, 5.000%, 1/01/27

          485   Montgomery County Higher Education and Health Authority,              6/03 at 102.00         AAA            500,632
                 Pennsylvania, Hospital Revenue Bonds, Series A of 1993,
                 Abington Memorial Hospital, 6.000%, 6/01/22

        4,700   Pennsylvania Higher Educational Facilities Authority, University      1/06 at 101.00           A          4,751,794
                 of Pennsylvania Health Services Revenue Bonds, Series A
                 of 1996, 5.750%, 1/01/22

                City of Pottsville Hospital Authority, Pennsylvania, Hospital
                Revenue Bonds (Pottsville Hospital and Warne Clinic), Series of
                1998:
        2,000    5.500%, 7/01/18                                                      7/08 at 100.00        BBB-          1,769,880
        2,000    5.625%, 7/01/24                                                      7/08 at 100.00        BBB-          1,727,600

                Sayre Health Care Facilities Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital, Series 2002A:
        1,700    5.250%, 7/01/14                                                      7/12 at 100.00         AAA          1,854,649
        1,200    5.250%, 7/01/15                                                      7/12 at 100.00         AAA          1,299,336


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.3%

        4,345   Bucks County Redevelopment Authority, Pennsylvania, Second            8/03 at 100.00        Baa2          4,298,813
                 Lien Multifamily Mortgage Revenue Bonds, Section 8 Assisted
                 (Country Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

        2,000   Delaware County Industrial Development Authority, Pennsylvania,         No Opt. Call         AAA          2,083,700
                 Multifamily Housing Revenue Bonds, Darby Townhouses
                 Project, Series 2002A, 5.500%, 4/01/32 (Alternative Minimum Tax)
                 (Mandatory put 4/01/22)

        1,595   Luzerne County Housing Corporation, Pennsylvania, Mortgage            9/03 at 100.00         Aaa          1,602,225
                 Revenue Refunding Bonds, Series 1993 (FHA-Insured
                 Mortgage Loan - Section 8 Assisted, Freeland Apartments
                 Project), 6.125%, 7/15/23

        2,345   Swissvale Housing Development Corporation (An Instrumentality         7/03 at 100.00         Aa2          2,353,677
                 of the Allegheny County Housing Authority), Pennsylvania,
                 Multifamily Mortgage Revenue Refunding Bonds, Series
                 1993C (FHA-Insured Mortgage Loan, Section 8 Assisted -
                 Swissvale Project), 6.100%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.7%

        1,330   Allegheny County Residential Finance Authority, Pennsylvania,        11/10 at 100.00         Aaa          1,397,378
                 Single Family Mortgage Revenue Bonds, 2000 Series II-2,
                 5.900%, 11/01/32 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102.00         AA+          2,046,140
                 Revenue Bonds, Series 37A, 5.450%, 10/01/17

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage             No Opt. Call         AA+          1,255,587
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06 (Alternative
                 Minimum Tax)

        2,815   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00         AA+          2,949,867
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                 Minimum Tax)

        2,170   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/06 at 102.00         AA+          2,286,572
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22 (Alternative
                 Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AA+          1,586,190
        4,000    6.150%, 10/01/27 (Alternative Minimum Tax)                           4/07 at 102.00         AA+          4,204,080

        1,585   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/07 at 101.50         AA+          1,644,342
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28 (Alternative
                 Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/07 at 101.50         AA+          1,737,992
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17 (Alternative
                 Minimum Tax)

        1,190   Pennsylvania Housing Finance Agency, Single Family Mortgage           6/08 at 101.50         AA+          1,231,567
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22 (Alternative
                 Minimum Tax)

        1,500   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/06 at 102.00         AAA          1,563,270
                 Mortgage Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                                       41


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

                Urban Redevelopment Authority of Pittsburgh, Pennsylvania,
                Mortgage Revenue Bonds, 1997 Series A:
$         845    6.150%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AAA        $   896,756
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            811,726

        1,375   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/03 at 102.00         AAA          1,408,124
                 Mortgage Revenue Bonds, 1992 Series D, 6.500%, 4/01/17
        2,460   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/03 at 102.00         AAA          2,516,998
                 Mortgage Revenue Bonds, 1992 Series C-1, 6.800%, 10/01/25
                 (Alternative Minimum Tax)

          615   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,            4/04 at 102.00         AAA            639,791
                 Mortgage Revenue Bonds, 1994 Series B, 6.950%, 10/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 3.5%

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06                                                        No Opt. Call         AAA          2,336,040
        1,550    7.000%, 1/01/07                                                        No Opt. Call         AAA          1,829,155
        1,000    7.000%, 7/01/07                                                        No Opt. Call         AAA          1,193,930

        2,750   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,074,885
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.4%

        1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue         12/12 at 100.00          AA          1,001,900
                 Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/22 (WI, settling 1/23/03)

        1,230   Pennsylvania Economic Development Financing Authority,                6/08 at 100.00         BB+            956,227
                 Revenue Bonds, Northwestern Human Services, Inc. Project,
                 Series A of 1998, 5.250%, 6/01/28

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series of 2000:
        1,000    6.150%, 12/01/20                                                     2/03 at 100.00          AA          1,001,230
        2,000    5.900%, 12/01/30                                                    12/10 at 100.00          AA          2,134,300

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Healthcare Facilities Revenue Bonds, Paul's Run, Series 1998A:
        1,350    5.750%, 5/15/18                                                      5/08 at 102.00         N/R          1,261,076
        1,650    5.875%, 5/15/28                                                      5/08 at 102.00         N/R          1,503,497

        2,700   Philadelphia Hospital and Higher Educational Facilities Authority,    8/03 at 102.00        BBB+          2,791,098
                 Pennsylvania, Revenue Refunding Bonds, Philadelphia MR
                 Project, Series 1992, 5.625%, 8/01/04


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.3%

        2,000   Centre County, Pennsylvania, General Obligation Bonds,                7/13 at 100.00         Aaa          2,017,520
                 Series 2003, 4.500%, 7/01/19 (WI, settling 1/08/03)

                Chichester School District, Delaware County, Pennsylvania,
                General Obligation Bonds, Series of 1999:
        3,125    0.000%, 3/01/23                                                        No Opt. Call         AAA          1,102,188
        3,125    0.000%, 3/01/24                                                        No Opt. Call         AAA          1,038,063
        3,125    0.000%, 3/01/25                                                        No Opt. Call         AAA            979,031

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
        1,750    0.000%, 5/01/22                                                       5/16 at 75.56         AAA            609,000
        2,750    0.000%, 11/01/22                                                      5/16 at 73.64         AAA            931,233
        2,750    0.000%, 5/01/23                                                       5/16 at 71.71         AAA            890,670
        2,750    0.000%, 11/01/23                                                      5/16 at 69.88         AAA            866,333

        1,500   Lancaster County, Pennsylvania, General Obligation Bonds,            11/12 at 100.00         Aaa          1,530,120
                 Series 2002A, 4.700%, 11/01/20

        4,305   County of Montgomery, Pennsylvania, General Obligation Bonds,        10/06 at 100.00         Aaa          4,450,466
                 Series B of 1996, 5.375%, 10/15/21

        2,000   School District of Philadelphia, Pennsylvania, General Obligation       No Opt. Call         AAA          2,384,940
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

        1,700   Pine-Richland School District, Allegheny County, Pennsylvania,        9/11 at 100.00         AAA          1,726,775
                 General Obligation Refunding Bonds, Series of 2001,
                 5.000%, 9/01/29

        1,535   Stroudsburg Area School District, Monroe County, Pennsylvania,        4/12 at 100.00         AAA          1,614,390
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/19

                                       42

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.0%

$       4,060   Delaware Valley Regional Finance Authority, Pennsylvania, Local       4/06 at 100.00         AAA        $ 4,514,639
                 Government Revenue Bonds, Series 1996A, 6.000%, 4/15/26

        9,000   Public Auditorium Authority of Pittsburgh and Allegheny               8/09 at 101.00         AAA          8,581,050
                 County, Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
                 Series of 1999, 4.500%, 2/01/29

       11,225   Southeastern Pennsylvania Transportation Authority, Special           3/09 at 101.00         AAA         11,132,955
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.4%

        2,300   County of Allegheny, Pennsylvania, Airport Revenue Refunding          1/08 at 101.00         AAA          2,390,436
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 (Alternative Minimum Tax)

        4,600   Pennsylvania Economic Development Authority, Revenue Bonds,           6/12 at 102.00           A          4,583,578
                 30th Street Station Garage Project, Series 2002,
                 5.875%, 6/01/33 (WI, settling 1/07/03)

        3,575   Pennsylvania Turnpike Commission, Pennsylvania, Turnpike             12/11 at 101.00         AAA          3,636,597
                 Revenue Bonds, 2001 Series R, 5.000%, 12/01/30

       10,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA         10,179,700
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.250%, 7/01/28 (Alternative Minimum Tax)

        6,525   Sports and Exhibition Authority of Pittsburgh and Allegheny          12/06 at 100.00         Aaa          6,667,571
                 County, Pennsylvania, Parking Revenue Bonds, Series A
                 of 2001, 5.350%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.4%

        2,000   Bangor Area School District, Northampton County, Pennsylvania,        3/06 at 100.00         AAA          2,231,020
                 General Obligation Bonds, Series B of 1996, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

        2,500   Bensalem Township School District, Bucks County, Pennsylvania,        7/06 at 100.00         AAA          2,839,375
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)

        2,110   Fayette County, Pennsylvania, General Obligation Bonds,              11/10 at 100.00         AAA          2,463,172
                 Series 2000, 5.625%, 11/15/28 (Pre-refunded to 11/15/10)

       17,895   Harrisburg Authority, Dauphin County, Pennsylvania, Tax-Exempt        9/07 at 100.00         AAA         20,536,123
                 Revenue Bonds (City of Harrisburg Project), Series II of 1997,
                 5.625%, 9/15/22 (Pre-refunded to 9/15/07)

        1,500   Ligonier Valley School District, Westmoreland County, Pennsylvania,   3/04 at 100.00         AAA          1,583,355
                 General Obligation Bonds, Series of 1994, 6.000%, 3/01/23
                 (Pre-refunded to 3/01/04)

        2,015   Montgomery County Higher Education and Health Authority,              6/03 at 102.00         AAA          2,095,540
                 Pennsylvania, Hospital Revenue Bonds, Abington Memorial
                 Hospital, Series A of 1993, 6.000%, 6/01/22 (Pre-refunded
                 to 6/01/03)

        2,165   Montgomery County Industrial Development Authority,                   6/03 at 102.00      N/R***          2,255,497
                 Pennsylvania, Health Facilities Revenue Bonds, Emergency
                 Care Research Institute, Series of 1993, 6.850%, 6/01/13
                 (Pre-refunded to 6/01/03)

        1,445   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,821,177
                 Revenue Bonds, Ninth Series, 7.625%, 7/01/15

        1,005   Hospitals and Higher Education Facilities Authority of                5/04 at 102.00         AAA          1,089,269
                 Philadelphia, Pennsylvania, Community College Revenue
                 Bonds, Community College of Philadelphia, Series of 1994,
                 6.100%, 5/01/10 (Pre-refunded to 5/01/04)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
        1,160    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                            6/03 at 102.00         AAA          1,207,224
        1,135    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                            6/03 at 102.00         AAA          1,179,912

                Hospitals and Higher Education Facilities Authority of
                Philadelphia, Pennsylvania, Hospital Revenue Bonds (Presbyterian
                Medical Center of Philadelphia), Series of 1993:
        1,000    6.500%, 12/01/11                                                    12/03 at 102.00         AAA          1,201,290
        3,690    6.650%, 12/01/19                                                    12/03 at 102.00         AAA          4,655,267

        1,750   Pine-Richland School District, Allegheny County, Pennsylvania,        9/03 at 100.00         AAA          1,807,383
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

        2,500   Schuylkill Valley School District, Berks County, Pennsylvania,        4/03 at 100.00         AAA          2,533,800
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

        1,650   Municipal Authority of the Borough of West View, Allegheny              No Opt. Call         AAA          2,361,381
                 County, Pennsylvania, Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

                                       43


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.7%

$       1,125   Allegheny County Industrial Development Authority, Pennsylvania,        No Opt. Call         AAA        $ 1,158,109
                 Pollution Control Revenue Refunding Bonds, Duquesne Light
                 Company Project, Series 1999A, 4.350%, 12/01/13

        8,000   Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102.00         AAA          8,213,520
                 Exempt Facilities Revenue Bonds, Shippingport Project,
                 1998 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)

        3,935   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          4,142,414
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pennsylvania,        5/07 at 102.00         AAA          8,260,880
                 Pollution Control Revenue Bonds, Metropolitan Edison
                 Company Project, 1997 Series A, 5.950%, 5/01/27 (Alternative
                 Minimum Tax)

        2,000   Indiana County Industrial Development Authority, Pennsylvania,        6/12 at 101.00        Baa1          1,924,300
                 Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                 Project, Series 2001A, 5.850%, 6/01/27 (Alternative
                 Minimum Tax)

       13,500   Lehigh County Industrial Development Authority, Pennsylvania,         5/03 at 102.00         AAA         13,823,595
                 Pollution Control Revenue Refunding Bonds, Pennsylvania Power
                 and Light Company Project, 1992 Series A, 6.400%, 11/01/21

        1,530   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          1,723,254
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montenay Montgomery County Project, Series 2002A,
                 5.250%, 11/01/13

        5,750   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          7/09 at 101.00         AAA          5,809,110
                 1998 General Ordinance, Second Series, 5.000%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 16.4%

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewer             12/10 at 101.00         AAA          2,124,660
                 Revenue Bonds, Series of 2000, 5.500%, 12/01/30

        4,000   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA          4,180,240
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company Project, Series 2002, 5.550%, 9/01/32 (Alternative
                 Minimum Tax)

        7,350   Luzerne County Industrial Development Authority, Pennsylvania,        4/03 at 102.00          A3          7,513,243
                 Exempt Facilities Revenue Refunding Bonds, 1992 Series A
                 (Pennsylvania Gas and Water Company Project),
                 7.200%, 10/01/17 (Alternative Minimum Tax)

        4,500   Luzerne County Industrial Development Authority, Pennsylvania,        6/03 at 102.00          A3          4,598,504
                 Exempt Facilities Revenue Bonds, 1992  Series B (Pennsylvania
                 Gas and Water Company Project), 7.125%, 12/01/22
                 (Alternative Minimum Tax)

        3,360   Mercer County Industrial Development Authority, Pennsylvania,         7/10 at 100.00         AAA          3,638,946
                 Water Facility Revenue Bonds, Series of 2000 (Consumers
                 Pennsylvania Water Company - Shenango Valley Division
                 Project), 6.000%, 7/01/30 (Alternative Minimum Tax)

        5,500   Northumberland County Industrial Development Authority,              10/03 at 102.00         AA-          5,776,980
                 Pennsylvania, Exempt Facilities Revenue Bonds, 1993 Series
                 (Roaring Creek Water Company Project), 6.375%, 10/15/23
                 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1995:
        3,000    6.750%, 8/01/05                                                        No Opt. Call         AAA          3,384,510
        2,730    6.250%, 8/01/10                                                        No Opt. Call         AAA          3,270,785

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
        1,175    5.750%, 6/15/13                                                      6/03 at 102.00         AAA          1,221,940
        1,165    5.500%, 6/15/14                                                      6/03 at 102.00         AAA          1,208,081

       10,000   Pittsburgh Water and Sewer Authority, Pennsylvania, Water               No Opt. Call         AAA          2,585,600
                 and Sewer System First Lien Revenue Bonds, Series B of 1998,
                 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     368,225   Total Long-Term Investments (cost $339,186,364) - 150.0%                                                362,339,640
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.1)%                                                                   (2,759,411)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                       (118,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 241,480,229
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.



                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 3.5%

$       2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3        $ 1,812,660
                 Exempt Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                 6.250%, 11/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 5.1%

        3,000   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          2,635,290
                 Exempt Facilities Revenue Bonds, National Gypsum Project,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.5%

        3,200   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-          3,332,992
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper
                 Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 28.6%

        2,250   Bucks County Industrial Development Authority, Pennsylvania,          9/11 at 100.00         Aaa          2,304,270
                 Revenue Bonds, Series of 2001, George School Project,
                 5.125%, 9/15/31

        1,825   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-          1,865,278
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

        2,370   Montgomery County Industrial Development Authority,                   8/07 at 100.00         AAA          2,433,208
                 Pennsylvania, Revenue Bonds, Series of 1997, Hill School
                 Project, 5.350%, 8/15/27

        1,090   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,188,460
                 Thomas Jefferson University Revenue Bonds, Series 2002,
                 5.500%, 1/01/16

        1,500   Pennsylvania Higher Educational Facilities Authority, Moravian        7/11 at 100.00          AA          1,554,855
                 College Revenue Bonds, Series 2001, 5.375%, 7/01/31

        3,000   Pennsylvania State University Bonds, Series 2002 Refunding,             No Opt. Call          AA          3,397,950
                 5.250%, 8/15/14

        2,000   West Cornwall Township, Pennsylvania, Municipal Authority            12/11 at 100.00        BBB+          2,050,720
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 6.000%, 12/15/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.1%

        2,500   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,514,950
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          500   Geisinger Authority, Montour County, Pennsylvania, Health System      8/08 at 101.00         Aa2            495,195
                 Revenue Bonds, Series A of 1998, Penn State Geisinger
                 Health System, 5.000%, 8/15/28

        2,900   Pennsylvania Higher Educational Facilities Authority, UPMC            1/11 at 101.00          A+          3,009,417
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

        1,000   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,035,830
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 5.500%, 6/01/17

        2,250   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+          2,283,210
                 Pennsylvania, Hospital Revenue Bonds, Series 2001, Holy Spirit
                 Hospital of the Sisters of Christian Charity Project,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.5%

        2,255   Allegheny County Residential Finance Authority, Pennsylvania,        11/08 at 102.00         Aaa          2,302,152
                 Single Family Mortgage Revenue Bonds, 1998 Series DD2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 2.7%

        1,250   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          1,397,675
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 11.8%

        1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement       1/13 at 101.00         N/R            985,280
                 Community Revenue Bonds, Series 2002A, Wesley Affiliated
                 Services Inc., 7.125%, 1/01/25

        2,100   Lancaster County Hospital Authority, Pennsylvania, Health Center     12/11 at 100.00          A-          2,119,446
                 Revenue Bonds, Willow Valley Retirement Communities Project,
                 Series 2001, 5.875%, 6/01/31

                                       45


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       2,875   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA        $ 2,989,166
                 Revenue Bonds, Series 2001B, Philadelphia Corporation for the
                 Aging Project, 5.250%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 39.5%

        2,415   Central Bucks School District, Bucks County, Pennsylvania,            5/12 at 100.00         Aaa          2,682,727
                 General Obligation Bonds, Series 2002, 5.500%, 5/15/18

                Lake-Lehman School District, Luzerne County, Pennsylvania,
                General Obligation Bonds, Series 2001:
        1,315    0.000%, 4/01/25                                                        No Opt. Call         AAA            419,183
        1,315    0.000%, 4/01/26                                                        No Opt. Call         AAA            397,459

        1,105   Oxford Area School District, Chester County, Pennsylvania,            2/12 at 100.00         AAA          1,227,467
                 General Obligation Bonds, 2001 Series A, 5.500%, 2/15/17

        2,000   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA          2,206,900
                 Second Series of 2001, 5.000%, 9/15/13

        2,500   School District of Philadelphia, Pennsylvania, General Obligation     8/12 at 100.00         AAA          2,788,000
                 Bonds, Series 2002B, 5.625%, 8/01/18

        3,000   School District of Pittsburgh, Allegheny County, Pennsylvania,          No Opt. Call         AAA          3,463,080
                 General Obligation Bonds, Series 2002A Refunding,
                 5.500%, 9/01/14

        9,270   Reading School District, Berks County, Pennsylvania, General           7/11 at 54.58         AAA          3,226,331
                 Obligation Bonds, Series 2001A, 0.000%, 1/15/22

        2,625   Sto-Rox School District, Allegheny County, Pennsylvania, General     12/11 at 100.00         AAA          2,693,749
                 Obligation Bonds, Series 2001 Refunding, 5.125%, 12/15/29

        1,230   Stroudsburg Area School District, Monroe County, Pennsylvania,        4/12 at 100.00         AAA          1,326,715
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.1%

        1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue           4/12 at 100.00         AAA          1,645,575
                 Bonds, Series 2002A, City of Philadelphia Neighborhood
                 Transformation Initiative, 5.500%, 4/15/19

        2,000   Public Auditorium Authority of Pittsburgh and Allegheny County,       8/09 at 101.00         AAA          2,028,260
                 Pennsylvania, Regional Asset District Sales Tax Revenue Bonds,
                 Series of 1999, 5.000%, 2/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.7%

        1,000   Pennsylvania Economic Development Authority, Revenue Bonds,           6/12 at 102.00           A            996,430
                 30th Street Station Garage Project, Series 2002,
                 5.875%, 6/01/33 (WI, settling 1/07/03)

        1,750   Philadelphia Industrial Development Authority, Pennsylvania,          7/11 at 101.00         AAA          1,781,448
                 Airport Revenue Bonds, Series 2001A, Philadelphia Airport
                 System Project, 5.250%, 7/01/28 (Alternative Minimum Tax)

        2,210   Sports and Exhibition Authority of Pittsburgh and Allegheny          12/06 at 100.00         Aaa          2,256,764
                 County, Pennsylvania, Parking Revenue Bonds, Series A
                 of 2001, 5.375%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.3%

          500   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA            514,715
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Series 1999A, Duquesne Light Company Project,
                 4.350%, 12/01/13

        3,100   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,436,411
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Montenay Montgomery County Project, Series 2002A,
                 5.000%, 11/01/10

        1,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          8/13 at 100.00         AAA          1,073,450
                 1998 Resolution, Fourth Series, 5.250%, 8/01/19

        2,240   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          7/03 at 102.00         BBB          2,339,231
                 Fourteenth Series, 6.375%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      82,940   Total Long-Term Investments (cost $73,979,933) - 151.4%                                                  78,211,899
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (3.0)%                                                                   (1,557,584)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                        (25,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $51,654,315
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       46


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)

                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.9%
$       2,190   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+        $ 2,224,405
                 Environmental Improvement Revenue Bonds, USX Corp.
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory
                 put 11/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.2%

          700   Allegheny County Higher Education Building Authority,                   No Opt. Call         AA-            700,756
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.450%, 3/01/27

        1,500   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3          1,550,580
                 Pennsylvania, Revenue Refunding Bonds, Robert Morris
                 College, Series A of 1998, 6.000%, 5/01/28

        2,000   Pennsylvania Higher Educational Facilities Authority, Temple          7/11 at 101.00         AAA          2,031,060
                 University Revenue Bonds, Series 2001, 5.000%, 7/15/31

        5,000   Pennsylvania State University Bonds, Series 2002 Refunding,             No Opt. Call          AA          5,673,550
                 5.250%, 8/15/12

        1,000   Union County Higher Educational Facilities Financing Authority,       4/13 at 100.00         Aa3          1,076,720
                 Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                 5.250%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.0%

        2,000   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,011,960
                 Pennsylvania, Health System Revenue Bonds, Jefferson Health
                 System, Series 1997B, 5.375%, 5/15/27

        1,000   Hospitals and Higher Education Facilities Authority of               11/03 at 102.00         BBB          1,006,290
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series A of 1993, 6.625%, 11/15/23

        1,450   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,543,772
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 6.250%, 6/01/22

          600   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+            608,856
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 5.8%

        3,000   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,311,970
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.5%

          965   Allegheny County Residential Finance Authority, Pennsylvania,         5/12 at 102.00         Aaa          1,004,054
                 Healthcare Facilities Revenue Bonds, Lemington Home for the
                 Aged Project (GNMA Collateralized), Series 2002A,
                 5.750%, 5/20/37

        1,155   Bucks County Industrial Development Authority, Pennsylvania,         10/12 at 101.00        BBB+          1,169,934
                 Revenue Bonds, Pennswood Village Project, Series 2002A,
                 6.000%, 10/01/34

        1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement       1/13 at 101.00         N/R            985,280
                 Community Revenue Bonds, Series 2002A, Wesley Affiliated
                 Services Inc., 7.125%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 42.6%

        2,500   Ambridge Area School District, Beaver County, Pennsylvania,          11/12 at 100.00         AAA          2,590,100
                 General Obligation Bonds, Series 2002B, 5.125%, 5/01/23

        1,740   Butler Area School District, Butler County, Pennsylvania, General    10/12 at 100.00         AAA          1,842,764
                 Obligation Bonds, Series 2002A, 5.375%, 10/01/26

          765   Butler Area School District, Butler County, Pennsylvania, General    10/12 at 100.00         AAA            808,330
                 Obligation Bonds, Series 2002B, 5.375%, 10/01/29

        2,150   Fairview School District, Erie County, Pennsylvania, General          8/11 at 100.00         AAA          2,204,374
                 Obligation Bonds, Series 2001B, 5.125%, 2/01/29

                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Bonds, Series 2002 Refunding:
          725    5.375%, 9/15/15                                                      9/12 at 100.00         AAA            812,855
        1,000    5.375%, 9/15/16                                                      9/12 at 100.00         AAA          1,112,620

                                       47


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (continued)
                                   Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       4,280   Lehigh County, Pennsylvania, General Obligation Bonds,               11/11 at 100.00         Aa3        $ 4,628,392
                 Series 2001, 5.000%, 11/15/15

        1,100   Luzerne County, Pennsylvania, General Obligation Bonds,               11/12 at 57.97         Aaa            387,145
                 Series 2002B, 0.000%, 11/15/21

        4,000   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA          4,339,720
                 Second Series of 2001, 5.000%, 9/15/15

        2,000   School District of Philadelphia, Pennsylvania, General                2/12 at 100.00         AAA          2,123,940
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31

        3,170   School District of Philadelphia, Pennsylvania, General Obligation     8/12 at 100.00         AAA          3,535,184
                 Bonds, Series 2002B, 5.625%, 8/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 33.3%

        4,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local         No Opt. Call         Aa2          4,637,440
                 Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

        2,000   Grove City Area Hospital Authority, Mercer County, Pennsylvania,      3/12 at 100.00         AAA          2,083,340
                 Woodland Place Project Revenue Bonds (County Guaranteed),
                 Series 2002, 5.400%, 3/01/31

        4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue        9/11 at 100.00         Aaa          4,114,480
                 Refunding Bonds, Series 2001J, 5.000%, 9/01/22

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,140,666
                 Bonds, Series of 2001, 5.500%, 7/15/33

        2,000   Philadelphia Authority for Industrial Development, Pennsylvania,     10/11 at 101.00         AAA          2,057,520
                 Lease Revenue Bonds, Series 2001B, 5.125%, 10/01/26

                Philadelphia Redevelopment Authority, Pennsylvania, Revenue
                Bonds, City of Philadelphia Neighborhood Transformation
                Initiative, Series 2002A:
        1,000    5.500%, 4/15/18                                                      4/12 at 100.00         AAA          1,105,140
        1,750    5.500%, 4/15/22                                                      4/12 at 100.00         AAA          1,884,977


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.7%

        1,000   Pennsylvania Economic Development Authority, Revenue Bonds,           6/12 at 102.00           A            996,430
                 30th Street Station Garage Project, Series 2002,
                 5.875%, 6/01/33 (WI, settling 1/07/03)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.0%

        2,000   Adams County, Pennsylvania, General Obligation Bonds,                 5/11 at 100.00         AAA          2,308,120
                 Series 2001, 5.500%, 11/15/26 (Pre-refunded to 5/15/11)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.3%

        3,135   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,475,210
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montenay Montgomery County Project, Series 2002A,
                 5.000%, 11/01/10

        2,420   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          8/13 at 100.00         AAA          2,580,857
                 1998 Resolution, Fourth Series, 5.250%, 8/01/20

        2,600   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          7/03 at 102.00         BBB          2,715,180
                 Fourteenth Series, 6.375%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.2%

        4,500   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA          4,702,770
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company Project, Series 2002, 5.550%, 9/01/32 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      80,340   Total Long-Term Investments (cost $80,908,442) - 148.5%                                                  85,086,741
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                        727,039
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.7)%                                                        (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 57,313,780
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       48

Statement of
    ASSETS AND LIABILITIES December 31, 2002 (Unaudited)

                                                                      NEW JERSEY       NEW JERSEY        NEW JERSEY       NEW JERSEY
                                                                      INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                         QUALITY           INCOME         ADVANTAGE      ADVANTAGE 2
                                                                           (NQJ)            (NNJ)             (NXJ)            (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $457,118,762     $275,384,017      $142,600,005     $100,684,044
Cash                                                                      81,286               --           419,143               --
Receivables:
   Interest                                                            7,988,879        4,794,566         2,552,547        1,549,427
   Investments sold                                                    9,792,000        5,355,000                --               --
Other assets                                                              23,054           18,873             3,296            4,088
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   475,003,981      285,552,456       145,574,991      102,237,559
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --          111,907                --               --
Payables:
   Bank borrowings                                                            --               11                --           38,627
   Investments purchased                                                      --               --                --               --
Accrued expenses:
   Management fees                                                       253,803          153,770            42,478           30,024
   Organization and offering costs                                            --               --             8,800            4,638
   Other                                                                 107,991          150,170            51,257           24,213
Preferred share dividends payable                                          8,833           15,391             1,579            7,653
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  370,627          431,249           104,114          105,155
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               162,000,000       91,600,000        48,000,000       34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $312,633,354     $193,521,207      $ 97,470,877     $ 67,632,404
====================================================================================================================================
Common shares outstanding                                             20,258,649       12,012,930         6,547,000        4,507,353
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      15.43     $      16.11      $      14.89     $      15.00
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    202,586     $    120,129         $  65,470        $  45,074
Paid-in surplus                                                      285,491,638      171,406,368        92,908,796       63,908,317
Undistributed (Over-distribution of) net investment income             2,436,245        1,936,752           559,249           83,234
Accumulated net realized gain (loss) from investments                    659,913       (1,617,613)        (194,156)           19,238
Net unrealized appreciation of investments                            23,842,972       21,675,571         4,131,518        3,576,541
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $312,633,354     $193,521,207      $ 97,470,877     $ 67,632,404
====================================================================================================================================
 Authorized shares:
   Common                                                            200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                           1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
    ASSETS AND LIABILITIES December 31, 2002 (Unaudited) (continued)
                                                                   PENNSYLVANIA     PENNSYLVANIA      PENNSYLVANIA     PENNSYLVANIA
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY         INCOME 2         ADVANTAGE      ADVANTAGE 2
                                                                          (NQP)            (NPY)             (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value               $384,415,707     $362,339,640       $78,211,899      $85,086,741
Cash                                                                    360,529        1,212,606                --          432,084
Receivables:
   Interest                                                           5,545,197        5,250,449         1,109,721        1,328,392
   Investments sold                                                   5,500,000        3,520,000           519,484               --
Other assets                                                             17,280           28,564             4,188            4,088
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  395,838,713      372,351,259        79,845,292       86,851,305
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --               --
Payables:
   Bank borrowings                                                           --               --         2,112,703               --
   Investments purchased                                             11,913,766       12,402,291           986,140          986,140
Accrued expenses:
   Management fees                                                      205,085          193,168            22,490           25,154
   Organization and offering costs                                           --               --             8,800            4,650
   Other                                                                106,488          165,664            59,679           20,254
Preferred share dividends payable                                        11,492            9,907             1,165            1,327
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              12,236,831       12,771,030         3,190,977        1,037,525
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              132,000,000      118,100,000        25,000,000       28,500,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $251,601,882     $241,480,229       $51,654,315      $57,313,780
===================================================================================================================================
Common shares outstanding                                            16,275,318       15,753,059         3,296,957        3,723,722
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.46     $      15.33       $     15.67      $     15.39
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    162,753     $    157,531       $    32,970      $    37,237
Paid-in surplus                                                     230,329,015      215,352,146        46,726,936       52,782,784
Undistributed (Over-distribution of) net investment income              998,500        2,735,316           426,575          (67,295)
Accumulated net realized gain (loss) from investments                (2,153,910)          81,960           235,868          382,755
Net unrealized appreciation of investments                           22,265,524       23,153,276         4,231,966        4,178,299
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $251,601,882     $241,480,229       $51,654,315      $57,313,780
===================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       50

Statement of
     OPERATIONS Six Months Ended December 31, 2002 (Unaudited)
                                                                     NEW JERSEY       NEW JERSEY        NEW JERSEY       NEW JERSEY
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY           INCOME         ADVANTAGE      ADVANTAGE 2
                                                                          (NQJ)            (NNJ)             (NXJ)            (NUJ)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $12,587,751      $ 7,416,076        $3,774,471       $2,634,725
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,511,332          913,584           469,125          331,679
Preferred shares - auction fees                                         204,164          115,441            60,493           43,479
Preferred shares - dividend disbursing agent fees                        15,123           15,123             5,041            5,041
Shareholders' servicing agent fees and expenses                          33,820           20,382             1,122              897
Custodian's fees and expenses                                            60,128           38,738            24,280           21,795
Directors'/Trustees' fees and expenses                                    3,508            2,271               879            1,008
Professional fees                                                         9,725            7,248             5,095            4,519
Shareholders' reports - printing and mailing expenses                    29,994           13,610             6,163            6,182
Stock exchange listing fees                                               8,537            8,537               462               --
Investor relations expense                                               25,850           16,695             6,141              965
Other expenses                                                           15,745           10,260             4,505            1,321
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
      expense reimbursement                                           1,917,926        1,161,889           583,306          416,886
   Custodian fee credit                                                  (3,628)          (3,292)           (2,862)          (7,882)
   Expense reimbursement                                                     --               --          (217,058)        (153,086)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,914,298        1,158,597           363,386          255,918
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                10,673,453        6,257,479         3,411,085        2,378,807
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                      781,740          129,132            98,004          183,379
Change in net unrealized appreciation (depreciation)
   of investments                                                     7,324,514        5,689,754         2,857,095        2,346,301
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             8,106,254        5,818,886         2,955,099        2,529,680
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From and in excess of net investment income                            (719,047)        (483,066)         (251,229)        (184,562)
From accumulated net realized gains from investments                   (169,479)              --                --          (20,192)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                             (888,526)        (483,066)         (251,229)        (204,754)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $17,891,181      $11,593,299        $6,114,955       $4,703,733
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
    OPERATIONS Six Months Ended December 31, 2002 (Unaudited) (continued)

                                                                   PENNSYLVANIA     PENNSYLVANIA      PENNSYLVANIA     PENNSYLVANIA
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY         INCOME 2         ADVANTAGE      ADVANTAGE 2
                                                                          (NQP)            (NPY)             (NXM)            (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 9,922,118      $ 9,735,864        $1,999,181       $2,085,612
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,217,520        1,146,989           248,771          277,649
Preferred shares - auction fees                                         166,356          148,838            31,507           35,918
Preferred shares - dividend disbursing agent fees                        15,123           15,123             5,041            5,041
Shareholders' servicing agent fees and expenses                          40,090           30,645             1,701            1,328
Custodian's fees and expenses                                            61,797           44,592            21,588           24,547
Directors'/Trustees' fees and expenses                                    3,211            2,017               355              643
Professional fees                                                         7,981            6,918             4,575            4,046
Shareholders' reports - printing and mailing expenses                    39,542           17,292             5,428            5,898
Stock exchange listing fees                                               8,537            8,537               243               --
Investor relations expense                                               27,614           18,246             3,283            3,046
Other expenses                                                            9,416           10,388             4,798            1,160
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                      1,597,187        1,449,585           327,290          359,276
   Custodian fee credit                                                  (6,356)          (7,780)           (2,568)         (13,703)
   Expense reimbursement                                                     --               --          (114,818)        (128,146)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,590,831        1,441,805           209,904          217,427
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 8,331,287        8,294,059         1,789,277        1,868,185
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                      850,530          777,190           430,046          424,511
Change in net unrealized appreciation (depreciation)
   of investments                                                    11,383,481        6,688,940         2,082,013        2,539,273
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                            12,234,011        7,466,130         2,512,059        2,963,784
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
 From and in excess of net investment income                           (752,733)        (664,981)         (124,445)        (174,645)
From accumulated net realized gains from investments                         --               --           (47,322)         (17,220)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (752,733)        (664,981)         (171,767)        (191,865)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $19,812,565      $15,095,208        $4,129,569       $4,640,104
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       52

Statement of
    CHANGES IN NET ASSETS (Unaudited)
                                    NEW JERSEY INVESTMENT                  NEW JERSEY                        NEW JERSEY
                                        QUALITY (NQJ)                   PREMIUM INCOME (NNJ)           DIVIDEND ADVANTAGE (NXJ)
                             --------------------------------- ---------------------------------- ---------------------------------
                             SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED       YEAR ENDED
                                     12/31/02          6/30/02         12/31/02           6/30/02         12/31/02          6/30/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 10,673,453     $ 22,266,375      $ 6,257,479      $ 12,692,718      $ 3,411,085      $ 6,785,279
Net realized gain (loss)
   from investments                   781,740        2,008,530          129,132         1,446,786           98,004         (285,894)
Change in net unrealized
   appreciation (depreciation)
   of investments                   7,324,514       (2,377,570)       5,689,754         1,407,496        2,857,095         (122,252)
Distributions to
Preferred Shareholders:
   From and in excess of net
     investment income               (719,047)      (2,560,820)        (483,066)       (1,417,848)        (251,229)        (855,272)
   From accumulated net
     realized gains
     from investments                (169,479)              --               --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 17,891,181       19,336,515       11,593,299        14,129,152        6,114,955        5,521,861
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
   investment income               (9,295,880)     (18,508,380)      (5,464,684)      (10,187,469)      (2,774,378)      (5,578,064)
From accumulated net realized gains
   from investments                (1,345,170)              --               --                --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders            (10,641,050)     (18,508,380)      (5,464,684)      (10,187,469)      (2,774,378)      (5,578,064)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --               --                --               --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    575,330        2,194,939               --                --               --               --
Preferred shares offering costs            --               --               --                --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         575,330        2,194,939               --                --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      7,825,461        3,023,074        6,128,615         3,941,683        3,340,577          (56,203)
Net assets applicable to Common
   shares at the beginning
   of period                      304,807,893      301,784,819      187,392,592       183,450,909       94,130,300       94,186,503
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $312,633,354     $304,807,893     $193,521,207      $187,392,592      $97,470,877      $94,130,300
===================================================================================================================================
Undistributed (Over-distribution of)
    net investment income at the
    end of period                $  2,436,245     $  1,768,070     $  1,936,752      $  1,610,542      $   559,249      $   184,283
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       53

Statement of
    CHANGES IN NET ASSETS (Unaudited) (continued)
                                         NEW JERSEY                       PENNSYLVANIA                       PENNSYLVANIA
                                 DIVIDEND ADVANTAGE 2 (NUJ)          INVESTMENT QUALITY (NQP)            PREMIUM INCOME 2 (NPY)
                             ---------------------------------  --------------------------------- ----------------------------------
                                                FOR THE PERIOD
                                                       3/26/02
                                                 (COMMENCEMENT
                             SIX MONTHS ENDED    OF OPERATIONS) SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED       YEAR ENDED
                                     12/31/02  THROUGH 6/30/02          12/31/02          6/30/02         12/31/02          6/30/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 2,378,807       $  698,933       $ 8,331,287     $ 17,648,265      $ 8,294,059     $ 16,894,284
Net realized gain (loss)
  from investments                    183,379             (213)          850,530        2,590,369          777,190        1,191,174
Change in net unrealized
  appreciation (depreciation)
  of investments                    2,346,301        1,230,987        11,383,481       (1,250,135)       6,688,940        3,570,190
Distributions to
Preferred Shareholders:
  From and in excess of net
    investment income                (184,562)         (52,247)         (752,733)      (2,216,547)        (664,981)      (1,898,830)
  From accumulated net
    realized gains
    from investments                  (20,192)              --                --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  applicable to Common
  shares from operations            4,703,733        1,877,460        19,812,565       16,771,952       15,095,208       19,756,818
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
  investment income                (2,068,872)        (689,572)       (7,420,837)     (14,777,891)      (7,234,960)     (13,598,132)
From accumulated net
  realized gains
  from investments                   (143,736)              --                --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders           (2,212,608)        (689,572)       (7,420,837)     (14,777,891)      (7,234,960)     (13,598,132)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares         --       64,327,500                --               --               --               --
  Net proceeds from shares
    issued to shareholders due to
    reinvestment of distributions       5,261              122           283,963        1,744,182           84,070               --
Preferred shares offering costs       (17,393)        (462,374)               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions          (12,132)      63,865,248           283,963        1,744,182           84,070               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares       2,478,993       65,053,136        12,675,691        3,738,243        7,944,318        6,158,686
Net assets applicable to Common
  shares at the beginning
  of period                        65,153,411          100,275       238,926,191      235,187,948      233,535,911      227,377,225
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period     $67,632,404      $65,153,411      $251,601,882     $238,926,191     $241,480,229     $233,535,911
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                   $    83,234      $   (42,886)     $    998,500     $    847,477     $  2,735,316     $  2,445,025
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       54

                                                                           PENNSYLVANIA                      PENNSYLVANIA
                                                                     DIVIDEND ADVANTAGE (NXM)          DIVIDEND ADVANTAGE 2 (NVY)
                                                                ---------------------------------  --------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 3/25/02
                                                                                                                      (COMMENCEMENT
                                                                SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED   OF OPERATIONS)
                                                                        12/31/02          6/30/02          12/31/02 THROUGH 6/30/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 1,789,277      $ 3,696,942       $ 1,868,185      $  568,127
Net realized gain (loss) from investments                                430,046          226,686           424,511          85,308
Change in net unrealized appreciation
   (depreciation) of investments                                       2,082,013        1,011,994         2,539,273       1,639,929
Distributions to Preferred Shareholders:
  From and in excess of net
    investment income                                                   (124,445)        (436,152)         (174,645)        (51,479)
  From accumulated net realized gains
    from investments                                                     (47,322)          (9,362)          (17,220)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
  Common shares from operations                                        4,129,569        4,490,108         4,640,104       2,241,885
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
  investment income                                                   (1,459,079)      (2,880,695)       (1,708,919)       (569,467)
From accumulated net realized gains
  from investments                                                      (322,656)         (41,536)         (109,844)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                                              (1,781,735)      (2,922,231)       (1,818,763)       (569,467)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares                                            --               --                --      53,105,925
  Net proceeds from shares
    issued to shareholders due to
    reinvestment of distributions                                             --           15,496            25,883             198
Preferred shares offering costs                                               --               --           (14,038)       (398,222)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                                                  --           15,496            11,845      52,707,901
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares                                          2,347,834        1,583,373         2,833,186      54,380,319
Net assets applicable to Common
  shares at the beginning of period                                   49,306,481       47,723,108        54,480,594         100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of period                                        $51,654,315      $49,306,481       $57,313,780     $54,480,594
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of period                                                      $   426,575      $   272,643       $   (67,295)    $   (52,819)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       55

Notes to
      FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange.

Prior to the commencement of operations of New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company) and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC (formerly, Nuveen Investments) also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2002, Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) had outstanding when-issued and/or delayed delivery purchase commitments of $11,913,766, $12,402,291, $986,140 and $986,140, respectively.
There were no such outstanding purchase commitments in any of the other Funds.


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state and local income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each of the Funds is as follows:

                               NEW JERSEY NEW JERSEY NEW JERSEY NEW JERSEY INVESTMENT PREMIUM DIVIDEND DIVIDEND
                                  QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                    (NQJ)        (NNJ)        (NXJ)        (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         3,200           --           --           --
   Series T                            --          624        1,920           --
   Series W                            --        1,440           --        1,380
   Series TH                        2,000        1,600           --           --
   Series F                         1,280           --           --           --
--------------------------------------------------------------------------------
Total                               6,480        3,664        1,920        1,380
================================================================================


                             PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                               INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                  QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                    (NQP)        (NPY)        (NXM)        (NVY)
--------------------------------------------------------------------------------

Number of shares:
   Series M                            --          844           --        1,140
   Series T                           880           --        1,000           --
   Series W                         2,400           --           --           --
   Series TH                        2,000        2,080           --           --
   Series F                            --        1,800           --           --
--------------------------------------------------------------------------------
Total                               5,280        4,724        1,000        1,140
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2002.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Offering Costs
Nuveen Investments, LLC has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY). New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) share of offering costs ($135,000 and $111,450, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) in connection with their offering of Preferred shares ($479,767 and $412,260, respectively) were recorded as a reduction to paid-in surplus.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                 NEW JERSEY                 NEW JERSEY                 NEW JERSEY
                          INVESTMENT QUALITY (NQJ)     PREMIUM INCOME (NNJ)     DIVIDEND ADVANTAGE (NXJ)
                          ------------------------   -----------------------   --------------------------
                           SIX MONTHS                SIX MONTHS                 SIX MONTHS
                              ENDED     YEAR ENDED      ENDED     YEAR ENDED       ENDED       YEAR ENDED
                            12/31/02      6/30/02     12/31/02      6/30/02      12/31/02        6/30/02
---------------------------------------------------------------------------------------------------------
Common shares:
  Shares sold                    --           --            --           --           --             --
  Shares issued to shareholders
    due to reinvestment of
    distributions            37,370      141,510            --           --           --             --
---------------------------------------------------------------------------------------------------------
                             37,370      141,510            --           --           --             --
=========================================================================================================
Preferred shares sold            --           --            --           --           --             --
=========================================================================================================
                                  NEW JERSEY                PENNSYLVANIA                PENNSYLVANIA
                          DIVIDEND ADVANTAGE 2 (NUJ)  INVESTMENT QUALITY (NQP)     PREMIUM INCOME 2 (NPY)
                        ----------------------------  ------------------------   -------------------------
                                          FOR THE
                                      PERIOD 3/26/02
                                      (COMMENCEMENT
                           SIX MONTHS OF OPERATIONS)  SIX MONTHS                 SIX MONTHS
                              ENDED       THROUGH        ENDED     YEAR ENDED       ENDED      YEAR ENDED
                            12/31/02      6/30/02      12/31/02      6/30/02      12/31/02       6/30/02
---------------------------------------------------------------------------------------------------------
Common shares:
  Shares sold                     --     4,500,000           --           --           --             --
  Shares issued to shareholders
    due to reinvestment of
    distributions                345             8       18,725      115,618        5,597             --
---------------------------------------------------------------------------------------------------------
                                 345     4,500,008       18,725      115,618        5,597             --
=========================================================================================================
Preferred shares sold             --         1,380           --           --           --             --
=========================================================================================================

                                                          PENNSYLVANIA                 PENNSYLVANIA
                                                    DIVIDEND ADVANTAGE (NXM)    DIVIDEND ADVANTAGE 2 (NVY)
                                                    ------------------------    --------------------------
                                                                                                FOR THE
                                                                                            PERIOD 3/25/02
                                                                                             (COMMENCEMENT
                                                     SIX MONTHS                 SIX MONTHS  OF OPERATIONS)
                                                        ENDED     YEAR ENDED       ENDED        THROUGH
                                                      12/31/02      6/30/02      12/31/02       6/30/02
---------------------------------------------------------------------------------------------------------
Common shares:
  Shares sold                                                --           --           --      3,715,000
  Shares issued to shareholders
    due to reinvestment of
    distributions                                            --        1,057        1,709             13
---------------------------------------------------------------------------------------------------------
                                                             --        1,057        1,709      3,715,013
=========================================================================================================
Preferred shares sold                                        --           --           --          1,140
=========================================================================================================


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended December 31, 2002, were as follows:

                                                        NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
                                                        INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                           QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                                             (NQJ)        (NNJ)        (NXJ)        (NUJ)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $16,002,050   $1,791,450   $1,967,500   $2,930,213
   Short-term securities                                 6,300,000    2,400,000    1,000,000           --
Sales and maturities:
   Long-term municipal securities                       27,650,640    8,859,600    2,356,231    3,748,675
   Short-term securities                                 6,800,000    2,400,000    1,000,000    5,500,000
=========================================================================================================
                                                      PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                           QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                                             (NQP)        (NPY)        (NXM)        (NVY)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $30,112,633  $27,387,960  $ 8,289,340   $8,927,935
   Short-term securities                                20,700,000    9,245,000           --           --
Sales and maturities:
   Long-term municipal securities                       25,657,609   20,227,140   10,087,203    9,206,278
   Short-term securities                                23,000,000    9,245,000           --           --
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2002, the cost of investments were as follows:


                               NEW JERSEY NEW JERSEY NEW JERSEY NEW JERSEY INVESTMENT PREMIUM DIVIDEND DIVIDEND
                                  QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                    (NQJ)        (NNJ)        (NXJ)        (NUJ)
--------------------------------------------------------------------------------
Cost of investments          $433,201,465 $253,545,368 $138,448,685  $97,103,638
================================================================================


                             PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                               INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                  QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                    (NQP)        (NPY)        (NXM)        (NVY)
--------------------------------------------------------------------------------
Cost of investments          $362,078,058 $338,981,439  $73,959,613  $80,905,327
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2002, were as follows:

                                                         NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
                                                         INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                            QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                                              (NQJ)        (NNJ)        (NXJ)        (NUJ)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $25,874,041  $21,899,414  $ 6,544,250   $4,158,258
   Depreciation                                          (1,956,744)     (60,765)  (2,392,930)    (577,852)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments              $23,917,297  $21,838,649  $ 4,151,320   $3,580,406
==========================================================================================================

                                                       PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                                                         INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                            QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                                              (NQP)        (NPY)        (NXM)        (NVY)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $22,999,942  $24,895,400   $4,457,106   $4,181,414
   Depreciation                                            (662,293)  (1,537,199)    (204,820)          --
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments              $22,337,649  $23,358,201   $4,252,286   $4,181,414
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at June 30, 2002, the Funds' last fiscal year end, were as follows:

                                                         NEW JERSEY  NEW JERSEY   NEW JERSEY   NEW JERSEY
                                                         INVESTMENT     PREMIUM     DIVIDEND     DIVIDEND
                                                            QUALITY      INCOME    ADVANTAGE  ADVANTAGE 2
                                                              (NQJ)       (NNJ)        (NXJ)        (NUJ)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                          $3,132,838  $2,109,297     $653,719     $305,681
Undistributed ordinary income *                                  --     132,968           --           --
Undistributed net long-term capital gains                 1,396,202          --           --           --
=========================================================================================================
                                                      PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                           QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                                             (NQP)        (NPY)        (NXM)        (NVY)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                         $1,874,255   $3,139,695     $465,412     $238,706
Undistributed ordinary income *                                 --       61,572      107,024       85,308
Undistributed net long-term capital gains                       --           --       74,964           --
=========================================================================================================


The tax character of distributions paid during the period ended June 30, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                         NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
                                                         INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                                            QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                                              (NQJ)        (NNJ)        (NXJ)        (NUJ)
----------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                    $21,088,032  $11,570,615   $6,441,891     $393,252
Distributions from ordinary income *                             --           --           --           --
Distributions from net long-term capital gains                   --           --           --           --
==========================================================================================================

                                                      PENNSYLVANIA  PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT       PREMIUM     DIVIDEND     DIVIDEND
                                                           QUALITY      INCOME 2    ADVANTAGE  ADVANTAGE 2
                                                             (NQP)         (NPY)        (NXM)        (NVY)
----------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                   $16,999,987   $15,403,533   $3,318,131     $329,421
Distributions from ordinary income *                            --            --       50,898           --
Distributions from net long-term capital gains                  --            --           --           --
==========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At June 30, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                               NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                  PREMIUM     DIVIDEND   INVESTMENT      PREMIUM
                                   INCOME    ADVANTAGE      QUALITY     INCOME 2
                                    (NNJ)        (NXJ)        (NQP)        (NPY)
--------------------------------------------------------------------------------
Expiration year:
   2003                        $  129,409     $     --   $       --     $     --
   2004                           650,143           --           --           --
   2005                           174,583           --           --           --
   2006                                --           --           --           --
   2007                           244,178           --           --           --
   2008                            27,220           --      394,765      695,230
   2009                           521,212        6,266      362,560           --
   2010                                --      285,894    2,247,115           --
--------------------------------------------------------------------------------
Total                          $1,746,745     $292,160   $3,004,440     $695,230
================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under New Jersey Investment Quality's (NQJ), New Jersey Premium Income's (NNJ), Pennsylvania Investment Quality's (NQP) and Pennsylvania Premium Income 2's
(NPY) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


Under New Jersey Dividend Advantage's (NXJ), New Jersey Dividend Advantage 2's
(NUJ), Pennsylvania Dividend Advantage's (NXM) and Pennsylvania Dividend Advantage 2's (NVY) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2001*                  .30%                         2007                    .25%
2002                   .30                          2008                    .20
2003                   .30                          2009                    .15
2004                   .30                          2010                    .10
2005                   .30                          2011                    .05
2006                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2002*                  .30%                         2008                    .25%
2003                   .30                          2009                    .20
2004                   .30                          2010                    .15
2005                   .30                          2011                    .10
2006                   .30                          2012                    .05
2007                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 3, 2003, to shareholders of record on January 15, 2003, as follows:

                               NEW JERSEY NEW JERSEY NEW JERSEY NEW JERSEY INVESTMENT PREMIUM DIVIDEND DIVIDEND
                                  QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                    (NQJ)        (NNJ)        (NXJ)        (NUJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0765       $.0755       $.0720       $.0765
================================================================================


                             PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                               INVESTMENT      PREMIUM     DIVIDEND     DIVIDEND
                                  QUALITY     INCOME 2    ADVANTAGE  ADVANTAGE 2
                                    (NQP)        (NPY)        (NXM)        (NVY)
--------------------------------------------------------------------------------
Dividend per share                 $.0760       $.0765       $.0765       $.0765
================================================================================

Financial
       HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                 Less Distributions
                             --------------------------------------------------------------------  --------------------------------
                                                        Distributions                                From and
                                                          from and in     Distributions             in Excess
                                                        Excess of Net              from                of Net
                  Beginning                       Net      Investment           Capital            Investment    Capital
                     Common                 Realized/       Income to          Gains to             Income to   Gains to
                      Share         Net    Unrealized       Preferred         Preferred                Common     Common
                  Net Asset  Investment    Investment          Share-            Share-                Share-     Share-
                      Value      Income   Gain (Loss)        holders+          holders+     Total     holders    holders       Total
====================================================================================================================================
NEW JERSEY
INVESTMENT
QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)              $15.07       $ .53         $ .41           $(.04)            $(.01)    $ .89       $(.46)     $(.07)     $(.53)
2002                  15.03        1.10          (.01)           (.13)               --       .96        (.92)        --       (.92)
2001                  14.45        1.19           .58            (.27)               --      1.50        (.92)        --       (.92)
2000                  15.14        1.20          (.63)           (.29)             (.01)      .27        (.92)      (.04)      (.96)
1999                  15.65        1.14          (.46)           (.20)             (.01)      .47        (.93)      (.03)      (.96)
1998                  15.41        1.16           .29            (.22)             (.01)     1.22        (.95)      (.03)      (.98)

NEW JERSEY
PREMIUM
INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               15.60        .52            .48            (.04)               --       .96        (.45)        --       (.45)
2002                  15.27        1.06           .24            (.12)               --      1.18        (.85)        --       (.85)
2001                  14.28        1.07           .99            (.25)               --      1.81        (.82)        --       (.82)
2000                  14.92        1.08          (.62)           (.25)               --       .21        (.85)        --       (.85)
1999                  15.34        1.08          (.41)           (.22)               --       .45        (.87)        --       (.87)
1998                  14.71        1.10           .65            (.26)               --      1.49        (.86)        --       (.86)

NEW JERSEY
DIVIDEND
ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               14.38         .52           .46            (.04)               --       .94        (.43)        --       (.43)
2002                  14.39        1.04          (.07)           (.13)               --       .84        (.85)        --       (.85)
2001(a)               14.33         .14           .22            (.03)               --       .33        (.14)        --       (.14)

NEW JERSEY
DIVIDEND
ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               14.46         .53           .54            (.04)               --      1.03        (.46)      (.03)      (.49)
2002(b)               14.33         .16           .27            (.01)               --       .42        (.15)        --       (.15)
====================================================================================================================================
                                                           Total Returns
                                                         ----------------
                                                                    Based
                      Offering                                         on
                     Costs and       Ending                        Common
                     Preferred       Common               Based     Share
                         Share        Share     Ending       on       Net
                  Underwriting    Net Asset     Market   Market     Asset
                     Discounts        Value      Value    Value**   Value**
===========================================================================
NEW JERSEY
INVESTMENT
QUALITY (NQJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                    $--       $15.43   $15.0400     2.27%     5.94%
2002                        --        15.07    15.2200     4.19      6.56
2001                        --        15.03    15.5000    17.13     10.62
2000                        --        14.45    14.0625    (4.94)     1.94
1999                      (.02)       15.14    15.8125    (2.33)     2.82
1998                        --        15.65    17.1250    11.38      8.12

NEW JERSEY
PREMIUM
INCOME (NNJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        16.11    15.3100     1.73      6.25
2002                        --        15.60    15.5000     7.88      7.91
2001                        --        15.27    15.1900    20.13     12.90
2000                        --        14.28    13.3750    (9.95)     1.64
1999                        --        14.92    15.8125     7.17      2.87
1998                        --        15.34    15.5625    11.12     10.35

NEW JERSEY
DIVIDEND
ADVANTAGE (NXJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        14.89    14.1500     3.26      6.61
2002                        --        14.38    14.1200     (.17)     6.05
2001(a)                   (.13)       14.39    14.9900      .87      1.42

NEW JERSEY
DIVIDEND
ADVANTAGE 2 (NUJ)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        15.00    14.7400     1.31      7.21
2002(b)                   (.14)       14.46    15.0400     1.29      1.98
===========================================================================
                                                 Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------   ------------------------------
                                               Ratio of Net                   Ratio of Net
                                   Ratio of      Investment       Ratio of      Investment
                        Ending     Expenses       Income to       Expenses       Income to
                           Net   to Average      Average to        Average         Average
                        Assets   Net Assets      Net Assets     Net Assets      Net Assets
                    Applicable   Applicable      Applicable     Applicable      Applicable      Portfolio
                     to Common    to Common       to Common      to Common       to Common       Turnover
                   Shares (000)      Shares++        Shares++       Shares++        Shares++         Rate
==========================================================================================================
NEW JERSEY
INVESTMENT
QUALITY (NQJ)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               $312,633         1.23%*          6.82%*         1.22%*          6.82%*            3%
2002                   304,808         1.25            7.35           1.23            7.36             22
2001                   301,785         1.24            7.97           1.23            7.99             16
2000                   288,810         1.22            8.27           1.21            8.28             11
1999                   301,329         1.13            7.27           1.13            7.27              8
1998                   308,878         1.13            7.40           1.13            7.40              6

NEW JERSEY
PREMIUM
INCOME (NNJ)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                193,521         1.21*           6.50*          1.20*           6.50*             1
2002                   187,393         1.22            6.85           1.22            6.86             14
2001                   183,451         1.25            7.14           1.24            7.15              6
2000                   171,496         1.24            7.61           1.23            7.63             10
1999                   178,704         1.24            7.00           1.24            7.00             10
1998                   182,676         1.25            7.24           1.25            7.24             13

NEW JERSEY
DIVIDEND
ADVANTAGE (NXJ)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                 97,471         1.21*           6.62*           .75*           7.08*             1
2002                    94,130         1.24            6.76            .75            7.25              7
2001(a)                 94,187         1.05*           3.65*           .66*           4.03*             1

NEW JERSEY
DIVIDEND
ADVANTAGE 2 (NUJ)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                 67,632         1.24*           6.59*           .76*           7.07*             3
2002(b)                 65,153         1.07*           3.86*           .67*           4.25*            --
==========================================================================================================
                     Preferred Shares at End of Period
                  ---------------------------------------
                    Aggregate    Liquidation
                       Amount     and Market        Asset
                  Outstanding          Value     Coverage
                         (000)     Per Share    Per Share
=========================================================
NEW JERSEY
INVESTMENT
QUALITY (NQJ)
---------------------------------------------------------
Year Ended 6/30:
2003(c)              $162,000        $25,000      $73,246
2002                  162,000         25,000       72,038
2001                  162,000         25,000       71,572
2000                  162,000         25,000       69,569
1999                  162,000         25,000       71,501
1998                  130,000         25,000       84,400

NEW JERSEY
PREMIUM
INCOME (NNJ)
---------------------------------------------------------
Year Ended 6/30:
2003(c)                91,600         25,000       77,817
2002                   91,600         25,000       76,144
2001                   91,600         25,000       75,068
2000                   91,600         25,000       71,806
1999                   91,600         25,000       73,773
1998                   91,600         25,000       74,857

NEW JERSEY
DIVIDEND
ADVANTAGE (NXJ)
---------------------------------------------------------
Year Ended 6/30:
2003(c)                48,000         25,000       75,766
2002                   48,000         25,000       74,026
2001(a)                48,000         25,000       74,055

NEW JERSEY
DIVIDEND
ADVANTAGE 2 (NUJ)
---------------------------------------------------------
Year Ended 6/30:
2003(c)                34,500         25,000       74,009
2002(b)                34,500         25,000       72,213
=========================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period March 28, 2001 (commencement of operations) through June 30,
     2001.
(b)  For the period March 26, 2002 (commencement of operations) through June 30,
     2002.
(c)  For the six months ended December 31, 2002.

                                 See accompanying notes to financial statements.

                              2 page spread 64-65

FINANCIAL HIGHLIGHTS (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                 Less Distributions
                             --------------------------------------------------------------------  -------------------------------
                                                        Distributions                                From and
                                                          from and in     Distributions             in Excess
                                                        Excess of Net              from                of Net
                  Beginning                       Net      Investment           Capital            Investment    Capital
                     Common                 Realized/       Income to          Gains to             Income to   Gains to
                      Share         Net    Unrealized       Preferred         Preferred                Common     Common
                  Net Asset  Investment    Investment          Share-            Share-                Share-     Share-
                      Value      Income   Gain (Loss)        holders+          holders+     Total     holders    holders      Total
====================================================================================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
Year Ended 6/30:
2003(c)              $14.70       $ .51         $ .76           $(.05)              $--     $1.22      $ (.46)       $--     $ (.46)
2002                  14.57        1.09           .09            (.14)               --      1.04        (.91)        --       (.91)
2001                  14.39        1.23           .16            (.30)               --      1.09        (.91)        --       (.91)
2000                  15.33        1.25          (.83)           (.29)             (.02)      .11        (.98)      (.07)     (1.05)
1999                  15.94        1.22          (.59)           (.21)               --       .42       (1.01)        --      (1.01)
1998                  15.91        1.23           .10            (.23)             (.01)     1.09       (1.01)      (.05)     (1.06)

PENNSYLVANIA
PREMIUM INCOME 2
(NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               14.83         .53           .47            (.04)               --       .96        (.46)        --       (.46)
2002                  14.44        1.07           .30            (.12)               --      1.25        (.86)        --       (.86)
2001                  13.48        1.07           .95            (.27)               --      1.75        (.79)        --       (.79)
2000                  14.30        1.06          (.78)           (.27)               --       .01        (.81)      (.02)      (.83)
1999                  14.86        1.04          (.61)           (.23)               --       .20        (.76)        --       (.76)
1998                  14.20        1.02           .67            (.26)               --      1.43        (.77)        --       (.77)

PENNSYLVANIA
DIVIDEND
ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               14.96         .54           .77            (.04)             (.01)     1.26        (.45)      (.10)      (.55)
2002                  14.48        1.12           .37            (.13)               --      1.36        (.87)      (.01)      (.88)
2001(a)               14.33         .14           .35            (.03)               --       .46        (.15)        --       (.15)

PENNSYLVANIA
DIVIDEND
ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)               14.64         .50           .79            (.05)               --      1.24        (.46)      (.03)      (.49)
2002(b)               14.33         .15           .46            (.01)               --       .60        (.15)        --       (.15)
====================================================================================================================================
                                                           Total Returns
                                                         ----------------
                                                                    Based
                      Offering                                         on
                     Costs and       Ending                        Common
                     Preferred       Common               Based     Share
                         Share        Share     Ending       on       Net
                  Underwriting    Net Asset     Market   Market     Asset
                     Discounts        Value      Value    Value**   Value**
===========================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
Year Ended 6/30:
2003(c)                    $--       $15.46   $14.7500      .16%     8.36%
2002                        --        14.70    15.1800     6.57      7.34
2001                        --        14.57    15.1300    11.99      7.75
2000                        --        14.39    14.3750    (7.39)      .94
1999                      (.02)       15.33    16.6875     2.56      2.50
1998                        --        15.94    17.2500     8.77      7.02

PENNSYLVANIA
PREMIUM INCOME 2
(NPY)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        15.33    14.4300      .67      6.54
2002                        --        14.83    14.7900    13.25      8.88
2001                        --        14.44    13.8700    19.04     13.25
2000                        --        13.48    12.3750    (3.87)      .21
1999                        --        14.30    13.7500     7.98      1.27
1998                        --        14.86    13.4375     6.27     10.29

PENNSYLVANIA
DIVIDEND
ADVANTAGE (NXM)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        15.67    15.0700     4.96      8.49
2002                        --        14.96    14.8900     9.10      9.67
2001(a)                   (.16)       14.48    14.4900    (2.45)     2.06

PENNSYLVANIA
DIVIDEND
ADVANTAGE 2 (NVY)
---------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                     --        15.39    14.5800     2.20      8.55
2002(b)                   (.14)       14.64    14.7400     (.73)     3.24
===========================================================================
                                                 Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------   ------------------------------
                                               Ratio of Net                   Ratio of Net
                                   Ratio of      Investment       Ratio of      Investment
                        Ending     Expenses       Income to       Expenses       Income to
                           Net   to Average      Average to        Average         Average
                        Assets   Net Assets      Net Assets     Net Assets      Net Assets
                    Applicable   Applicable      Applicable     Applicable      Applicable      Portfolio
                     to Common    to Common       to Common      to Common       to Common       Turnover
                   Shares (000)      Shares++        Shares++       Shares++        Shares++         Rate
==========================================================================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
Year Ended 6/30:
2003(c)               $251,602         1.28%*          6.68%*         1.28%*          6.69%*            7%
2002                   238,926         1.31            7.42           1.30            7.44             34
2001                   235,188         1.29            8.40           1.27            8.41             17
2000                   231,525         1.26            8.57           1.25            8.59              8
1999                   245,468         1.16            7.61           1.16            7.61             16
1998                   253,139         1.15            7.65           1.15            7.65              9

PENNSYLVANIA
PREMIUM INCOME 2
(NPY)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                241,480         1.21*           6.89*          1.20*           6.90*             6
2002                   233,536         1.24            7.28           1.23            7.29              7
2001                   227,377         1.25            7.55           1.24            7.57             10
2000                   212,325         1.26            7.88           1.25            7.89             14
1999                   225,235         1.24            6.93           1.24            6.93              9
1998                   234,023         1.24            6.99           1.24            6.99             32

PENNSYLVANIA
DIVIDEND
ADVANTAGE (NXM)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                 51,654         1.27*           6.51*           .82*           6.97*            11
2002                    49,306         1.29            7.12            .82            7.59             48
2001(a)                 47,723         1.26*           3.51*           .87*           3.90*            --

PENNSYLVANIA
DIVIDEND
ADVANTAGE 2 (NVY)
----------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(c)                 57,314         1.27*           6.09*           .77*           6.59*            11
2002(b)                 54,481         1.09*           3.77*           .70*           4.15*             8
==========================================================================================================
                     Preferred Shares at End of Period
                  ---------------------------------------
                    Aggregate    Liquidation
                       Amount     and Market        Asset
                  Outstanding          Value     Coverage
                         (000)     Per Share    Per Share
=========================================================
PENNSYLVANIA
INVESTMENT
QUALITY (NQP)
Year Ended 6/30:
2003(c)              $132,000        $25,000      $72,652
2002                  132,000         25,000       70,251
2001                  132,000         25,000       69,543
2000                  132,000         25,000       68,849
1999                  132,000         25,000       71,490
1998                  110,000         25,000       82,532

PENNSYLVANIA
PREMIUM INCOME 2
(NPY)
---------------------------------------------------------
Year Ended 6/30:
2003(c)               118,100         25,000       76,118
2002                  118,100         25,000       74,436
2001                  118,100         25,000       73,132
2000                  118,100         25,000       69,946
1999                  118,100         25,000       72,679
1998                  118,100         25,000       74,539

PENNSYLVANIA
DIVIDEND
ADVANTAGE (NXM)
---------------------------------------------------------
Year Ended 6/30:
2003(c)               25,000          25,000       76,654
2002                  25,000          25,000       74,306
2001(a)               25,000          25,000       72,723

PENNSYLVANIA
DIVIDEND
ADVANTAGE 2 (NVY)
---------------------------------------------------------
Year Ended 6/30:
2003(c)               28,500          25,000       75,275
2002(b)               28,500          25,000       72,790
=========================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period March 29, 2001 (commencement of operations) through June 30,
     2001.
(b)  For the period March 25, 2002 (commencement of operations) through June 30,
     2002.
(c)  For the six months ended December 31, 2002.

                                 See accompanying notes to financial statements.

                              2 page spread 66-67


Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.





NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Policy Change
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) THAT WOULD HAVE BEEN NECESSARY ON AN ANNUAL BASIS TO EQUAL THE INVESTMENT'S actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended December 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments



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333 West Wacker Drive o Chicago o Illinois 60606

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